                                                                   EXHIBIT 10.8


                    AMENDED AND RESTATED MANAGEMENT AGREEMENT

                                 BY AND BETWEEN

                       IRVINE APARTMENT COMMUNITIES, L.P.
                         A DELAWARE LIMITED PARTNERSHIP

                                   AS "OWNER"
                                       AND

                      IRVINE APARTMENT MANAGEMENT COMPANY,
                        A CALIFORNIA GENERAL PARTNERSHIP

                                  AS "MANAGER"

                           DATED AS OF JANUARY 1, 2000

                               TABLE OF CONTENTS


                                    ARTICLE I

                                EXCLUSIVE AGENCY


                                   ARTICLE II

                                TERM OF AGREEMENT


                                   ARTICLE III

                                   TERMINATION

                                                                                   PAGE


3.1     Termination With Notice For Cause............................................2
3.2     Termination Without Notice For Cause.........................................2
3.3     Termination Following Sale of the Project; Dissolution or
        Liquidation of Owner.........................................................3
3.4     Final Accounting.............................................................3
3.5     Continued Obligations of Owner...............................................4

                                   ARTICLE IV

                        BUDGETS, ACCOUNTING AND REPORTING

4.1     Budget.......................................................................4
4.2     Operation in Accordance With Budget..........................................5
4.3     Books of Account.............................................................6
4.4     Financial Reports............................................................7
4.5     Supporting Documentation.....................................................7
4.6     Changes in Manager's Operations Manual.......................................7

                                    ARTICLE V

                             OWNER'S RIGHT TO AUDIT

5.1     Owner's Right to Audit.......................................................7

                                   ARTICLE VI

                               LEASING ACTIVITIES

6.1     Manager's Leasing Obligations................................................8
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                                      -i-

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                                   PAGE
                                   ARTICLE VII

                              MANAGEMENT OF PROJECT

7.1     Duties of Manager; Standards.................................................9

                                  ARTICLE VIII

                                  BANK ACCOUNTS

8.1     Revenue Account.............................................................13
8.2     Operating Account...........................................................13
8.3     Security Deposit Account....................................................14
8.4     Change of Banks.............................................................14
8.5     Maintaining Project Funds in Insured Accounts...............................14

                                   ARTICLE IX

                          INSURANCE AND INDEMNIFICATION

9.1     Insurance Types.............................................................14
9.2     Evidence of Insurance.......................................................15
9.3     Damages.....................................................................15
9.4     Workers' Compensation Insurance.............................................15
9.5     Comprehensive or Commercial General Liability Insurance.....................16
9.6     Automobile Liability Insurance..............................................16
9.7     Comprehensive Crime Insurance...............................................16
9.8     All Risk Insurance..........................................................16
9.9     Manager's Obligations.......................................................17
9.10    Waiver of Subrogation.......................................................17
9.11    Claims Procedures...........................................................17
9.12    Insurance Audit; Refunds....................................................17
9.13    Owner's Election to Insure..................................................17

                                    ARTICLE X

                             COMPENSATION OF MANAGER

10.1    Management Fee..............................................................18

                               TABLE OF CONTENTS
                                  (CONTINUED)



                                   ARTICLE XI

                               PAYMENT OF EXPENSES

                                                                                   PAGE

11.1    Costs Eligible for Payment from Operating Account...........................18
11.2    Non-Reimbursable Costs......................................................20

                                   ARTICLE XII

                               GENERAL PROVISIONS

12.1    Independent Contractor......................................................21
12.2    Notices.....................................................................21
12.3    Brokers.....................................................................21
12.4    Attorneys' Fees.............................................................21
12.5    Assignment..................................................................21
12.6    Amendments..................................................................22
12.7    Licensing...................................................................22
12.8    Entire Agreement............................................................22
12.9    Counterparts................................................................22
12.10   Governing Law...............................................................22
12.11   Third-Party Disputes........................................................22
12.12   Fiduciary Relationship......................................................22
12.13   Gifts.......................................................................23
12.14   Confidentiality.............................................................23
12.15   Subordination to Mortgages..................................................23
12.16   Hazardous Wastes............................................................23
12.17   Regulatory Compliance.......................................................26
12.18   Approvals...................................................................26
12.19   Proposition 65 Compliance...................................................26
12.20   Indemnifications............................................................27

EXHIBIT A - DESCRIPTION OF THE PROJECT
EXHIBIT B - MINIMUM INSURANCE REQUIREMENTS FOR OUTSIDE
                 CONTRACTORS NOT CLASSIFIED AS CLASS I
EXHIBIT C - MINIMUM INSURANCE REQUIREMENTS FOR CLASS I
                 OUTSIDE CONTRACTORS
EXHIBIT D - CLASS I CONTRACTORS

                            SCHEDULE OF DEFINED TERMS


The terms listed below are defined in the Sections of this Agreement referenced below.


"Affiliate"...................................................Section 3.1

"Anti-Discrimination Policy"...............................Section 7.1(o)

"Approved Budget"..........................................Section 4.1(c)

"Budget Year"..............................................Section 4.1(d)

"Claim"......................................................Section 9.11

"Class I Contractors"......................................Section 9.1(a)

"Class I Work".............................................Section 9.1(a)

"Commencement Date".............................................Article 2

"Contractors"..............................................Section 9.1(a)

"Contracts"............................................Section 7.1(d)(ii)

"Control".....................................................Section 3.1

"Covered Personnel"........................................Section 7.1(o)

"Deposit Account".............................................Section 8.3

"Designated Units ...........................................Section 10.1

"Gift"......................................................Section 12.13

"Hazardous Wastes"........................................Section 12.16.2

"HMCP"....................................................Section 12.16.1

"Losses"....................................................Section 12.20

"Management Fee".............................................Section 10.1

"On Site Personnel"...........................................Section 9.4

"Operating Account"...........................................Section 8.2



"Original Management Agreement".................................Recital B

"Pro Rata Amount" ...........................................Section 10.1

"Project".......................................................Recital A

"Proposition 65"............................................Section 12.19

"Public Official"...........................................Section 12.13

"Regulatory Agreement"......................................Section 12.17

"Revenue Account".............................................Section 8.1

"Term"..........................................................Article 2

                    AMENDED AND RESTATED MANAGEMENT AGREEMENT


               THIS AMENDED AND RESTATED MANAGEMENT AGREEMENT (the "AGREEMENT") is made and entered into as of January 1, 2000, by and between IRVINE APARTMENT COMMUNITIES, L.P., a Delaware limited partnership ("OWNER") and IRVINE APARTMENT MANAGEMENT COMPANY, a California general partnership ("MANAGER").

                                     RECITAL

               WHEREAS, Owner and Manager are parties to that certain Management Agreement dated as of April 1, 1998 (the "ORIGINAL MANAGEMENT AGREEMENT").

               WHEREAS, pursuant to the Original Management Agreement, IAC appointed Manager as its agent to lease, manage and operate the Projects (as hereafter defined).

               WHEREAS, IAC and Manager desire to amend and restate the Original Management Agreement in its entirety, to provide for the leasing, management and operation of the Projects from and after the date of this Agreement, and to provide for certain other matters, all as more particularly described in this Agreement, which amendment and restatement will be effective as of January 1, 2000 (the "EFFECTIVE DATE").

               NOW, THEREFORE, with reference to and in reliance on the foregoing Recitals, which Recitals are hereby incorporated into this Agreement, and in consideration of the respective covenants and agreements of the parties set forth herein, the parties hereby amend and restate in its entirety the Original Management Agreement effective as of the Effective Date:

                                    ARTICLE I

                                EXCLUSIVE AGENCY

               Owner hereby grants to Manager the sole and exclusive right to lease, rent and manage (i) all of the projects described in Exhibit A attached hereto; and (ii) at Owner's election to be exercised in its sole and absolute discretion, any other apartment project hereafter acquired, completed or constructed by Owner during the term of this Agreement (individually, a "PROJECT" and collectively, the "PROJECTS"). Exhibit A shall be amended from time to time to reflect any Project hereafter covered by this Agreement pursuant to clause (ii). Manager acknowledges that other than with respect to the Projects listed on Exhibit A, Owner may appoint another Person to act as property manager of any apartment project now or hereafter owned by Owner. Manager hereby accepts such appointment, upon the terms set forth herein. The Original Management Agreement shall govern the rights, obligations and liabilities of the parties prior to the Effective Date.

                                   ARTICLE II

                                TERM OF AGREEMENT

               The term (the "TERM") of this Agreement shall commence on January 1, 2000 (the "COMMENCEMENT DATE") and shall terminate on March 31, 2001, unless sooner terminated as provided in ARTICLE 3 below.

                                   ARTICLE III

                                   TERMINATION

               3.1 TERMINATION WITH NOTICE FOR CAUSE. Owner may terminate this Agreement "FOR CAUSE" (as defined below) by the delivery of written notice of such termination to Manager. The acts or omissions of Manager which shall entitle Owner to terminate this Agreement "FOR CAUSE" shall include: (a) failure to operate or lease the Projects in an independent manner in the best interest of Owner without favoritism to any other property in which Manager or any Affiliate (as defined below) of Manager has any direct or indirect interest; (b) failure to operate or lease a Project in accordance with the standards presently in effect with respect to the operation and leasing of such Project; (c) failure to operate or lease a Project at a level of quality at least equal to any other property of a type similar to such Project located in Orange County or San Diego County, California (as applicable) in which Owner or any of Owner's subsidiary or affiliated companies has any direct or indirect interest; (d) failure to provide accurate and timely reporting of financial and other information as required by this Agreement; or (e) failure to cure any other breach of this Agreement by Manager within the time period specified herein. Any termination pursuant to this SECTION 3.1 shall be effective upon the expiration of ten (10) days following the giving of such notice of termination to Manager, unless Manager cures the specified failure within such ten (10) day period, or, alternatively, if such failure is not capable of cure within ten (10) days, unless Manager, within ten (10) days following the giving of such notice, shall have initiated all necessary and appropriate action to cure such failure and continues such action diligently to completion; provided, however, that in no event shall such cure period exceed a total of sixty (60) consecutive days. For purposes of this Agreement, "AFFILIATE" shall mean (i) any general partner of Manager and any person or entity (other than Owner, The Irvine Company and their subsidiary or affiliated companies) which directly, or indirectly through one or more intermediaries, Controls, is Controlled by or is under common Control (as such terms are defined below) with a general partner of Manager; (ii) any director or executive officer of Manager or a general partner of Manager; or
(iii) any person or entity holding an ownership interest in Manager or a general partner of Manager. For purposes of this Agreement, the term "Control" shall mean either (a) ownership of fifty percent (50%) or more of the beneficial interest or the voting power of the appropriate entity, or (b) the power to direct or cause the direction of the management policies of such entity, by contract or otherwise.

               3.2    TERMINATION WITHOUT NOTICE FOR CAUSE.

               (a) In addition to Owner's rights set forth in SECTION 3.1, Owner may terminate this Agreement, without notice, upon the occurrence of any of the following: (i) dissolution or termination of Manager or any managing general partner of Manager by merger, consolidation or otherwise; (ii) the sale, pledge or other disposition or transfer of more than forty percent (40%) of the interests of any managing general partner of Manager to persons or entities other than the current owners thereof; (iii) the termination or suspension of Manager's real estate brokerage license, if such license is legally required as a condition to manage or lease the Project in accordance with the terms hereof; (iv) the cessation on the part of Manager or on the part of any managing general partner of Manager to continue to do business; (v) the failure of Manager to deal properly with and account for trust funds or the bank accounts established hereunder; (vi) the commission of any fraud, misrepresentation, breach of fiduciary duty or willful misconduct in connection with the performance of Manager's duties under this Agreement; or
(vii) the bankruptcy, insolvency, reorganization or reconstitution of Manager or any managing general partner of Manager or any assignment for the benefit of the creditors of Manager or any managing general partner of Manager.

               3.3 TERMINATION FOLLOWING SALE OF THE PROJECT; DISSOLUTION OR LIQUIDATION OF OWNER. In the event Owner sells, conveys, effects a tax-deferred exchange of or otherwise transfers any or all of the Projects or Owner dissolves or liquidates, Owner may elect, but shall have no obligation, to terminate this Agreement with respect to the Project or Projects to be transferred (or with respect to all of the Projects in the event of a dissolution or liquidation) by written notice to Manager, with such termination to be effective concurrently with such event.

               3.4 FINAL ACCOUNTING. Upon termination or expiration of this Agreement for any reason, Manager shall deliver to Owner with respect to each Project as to which the termination is effective, the following:

               (a) a final accounting, setting forth the balance of income and expenses of such Project as of the date of termination, to be delivered within sixty (60) days after such termination, and an interim accounting, in the form set forth in SECTION 4.4, for the thirty (30) day period immediately following the date of termination;

               (b) any balance of funds of Owner or tenant security deposits applicable to such Project, to be delivered immediately;

               (c) all records, contracts, leases, receipts for deposits, unpaid bills, keys, paid invoices, tenant correspondence files and other papers or documents which pertain to such Project, to be delivered immediately. Manager may, at its expense, retain copies of any of the foregoing documents (excluding keys) for its records;

               (d) copies of all policies of insurance required to be maintained in accordance with ARTICLE 9 hereof; and

               (e) whenever received by Manager, all refunds or return of deposits attributable to Workers' Compensation Insurance paid for by Owner pursuant to the terms of this Agreement.


Manager's obligations under this SECTION 3.4 shall survive the termination or expiration of this Agreement.

               3.5    CONTINUED OBLIGATIONS OF OWNER.


               (a) Upon the termination or expiration of this Agreement for any reason, Owner shall, subject to the limitations contained in this Agreement, remain obligated to Manager for any unpaid Management Fee (as defined below) earned by Manager pursuant to SECTION 10.1 through the date of termination and for all reimbursements due to Manager pursuant to this Agreement (offset, however, by (i) the amount of any damages incurred by Owner as the result of any defaults by Manager under this Agreement, including, without limitation, the reasonable expenses of Owner incurred in curing such default, and (ii) any other amounts due to Owner from Manager). Owner agrees to defend, indemnify and hold Manager free and harmless against any and all Losses (as defined below) arising from the acts of Owner or any successor to Manager under the Contracts (as defined below) following the date of termination as provided in SECTION 7.1(m) of this Agreement.

               (b) In the event Owner terminates this Agreement (i) by reason of a sale or other conveyance of any or all of the Projects; or (ii) by reason of a dissolution or liquidation of Owner as described in SECTION 3.3, Owner shall pay to Manager any unpaid portion of the Management Fee earned with respect to each Project for which a Notice of Termination is given as of the date of termination, as well as any other expenses payable to Manager hereunder as of such date, and no further sums shall be due Manager from Owner.

               (c) If Manager is entitled to a Management Fee or any sums following a termination of this Agreement, Owner shall pay to Manager, within twenty (20) days after the effective date of such termination, an amount equal to the Management Fee due Manager, pro-rated to the date of termination, less any amounts which may be due Owner from Manager and the amount of any damages incurred by Owner as the result of any defaults by Manager under this Agreement including, without limitation, the reasonable expenses of Owner incurred in curing such default.


Owner's obligations under this SECTION 3.5 shall survive termination and expiration of this Agreement.

                                   ARTICLE IV

                        BUDGETS, ACCOUNTING AND REPORTING

               4.1 BUDGET.

               (a) An Approved Budget (as hereafter defined) has been developed for each of the Projects for the first Budget Year (as hereafter defined). Beginning with the Budget Year commencing July 1, 2000, Manager shall prepare and submit to Owner, for Owner's approval, a proposed budget for each Project, in form reasonably acceptable to Owner, for the promotion, operation, repair and maintenance of the Project for each forthcoming Budget Year. Manager shall use its best efforts to minimize the cost to Owner of goods and services supplied to all Projects (including the utilization of competitive bids, where possible) without adversely affecting the physical condition, standards of maintenance or operations of the Projects, taken individually and as a whole. Owner acknowledges, however, that certain line items to be included in the proposed budget (e.g., property taxes and charges imposed by public utility companies) are beyond Manager's control. Each proposed budget shall be delivered to Owner no later than one hundred twenty (120) days prior to the end of the Budget Year preceding the Budget Year for which the proposed budget is to be effective or as otherwise instructed in writing by Owner, provided that for the Budget Year ending June 30, 2000, the Approved Budgets previously approved by Owner under the terms of the Original Management Agreement shall be used. Notwithstanding the foregoing, Owner shall have the right, from time to time, upon written notice to Manager, to reasonably modify Manager's duties under this SECTION 4.1(a).

               (b) Such proposed budget shall include a proposed marketing and staffing plan, leasing parameters and an estimated capital budget, with all line items classified in accordance with a chart of accounts approved by Owner. Each proposed budget shall include a current year forecast of operating revenues and expenses for the Project for which the proposed budget has been prepared.

               (c) For each Project, Owner shall approve, or specify an alternative to, the proposed budget or any individual line item set forth therein in its sole and absolute discretion. Owner shall, on or before the commencement of each Budget Year, at its option, either give written notice of its approval of the proposed budget or give written notice of an alternative budget. Each budget, as approved or otherwise specified by Owner in writing, shall be referred to herein as the "APPROVED BUDGET." Notwithstanding the foregoing, Owner shall have the right, from time to time, upon written notice to Manager, to modify any Approved Budget for any Budget Year.

               (d) As used herein, "BUDGET YEAR" shall mean the twelve (12) month period elected by Owner from time to time in its discretion. Until otherwise elected by Owner, on behalf of Owner, "BUDGET YEAR" shall mean the fiscal year beginning on July 1st and ending on the following June 30th. In the event Owner elects to change the Budget Year at any time during the Term, Manager shall revise the Approved Budget for each affected Project in accordance with the provisions of this SECTION 4.1 to reflect such change, and Manager shall cooperate with Owner as necessary to accommodate the change in the Budget Year.

               4.2 OPERATION IN ACCORDANCE WITH BUDGET. Manager shall use its best efforts to insure that the actual costs of maintaining and operating each Project do not exceed the amounts agreed upon in the Approved Budget with respect to such Project, either in total or with respect to any individual line item. Any change to an Approved Budget shall be subject to the prior written approval of Owner which approval may be withheld in Owner's sole discretion. All expenses must be charged to the proper account on the Approved Budget and no expense may be classified or reclassified for the purpose of avoiding an excess in the annual budgeted amount of any accounting category. If Manager advances for Owner's account any amount for the payment of any expenses of Manager, that Owner shall reimburse Manager therefor only if: (a) such expenses are for items on the Approved Budget and (b) Manager has submitted appropriate details of such expenses, including, without limitation, paid invoices without Manager's markup. During any Budget Year, Manager shall not, without the prior written approval of
Owner: (a) disburse any amounts attributable to items not reflected in the Approved Budget which exceed, in the aggregate, Five Thousand Dollars ($5,000), except in the case of an emergency situation threatening imminent injury to persons, damage to property or interruption of essential services to tenants, or (b) make any expenditure which in Manager's reasonable judgment will cause, on an annual basis, either the total Approved Budget to be exceeded or the amounts allocated to the following categories: Payroll and Related Expenditures, General and Administrative Expense, Advertising and Promotion, Turnover, Maintenance Buildings, Maintenance Grounds, Maintenance Non-Recurring, Utilities and Capital Expenses (collectively, the "MAJOR CATEGORIES") to be exceeded; provided, however, Manager shall be entitled to make expenditures which exceed individual line items included within the Major Categories by an amount not to exceed the greater of (i) ten percent (10%) of the budgeted amount for such line item, or
(ii) Ten Thousand Dollars, so long as neither the total budgeted amount for the applicable Major Category nor the total Approved Budget is exceeded.

               4.3 BOOKS OF ACCOUNT. Manager shall maintain adequate and separate books and records for each Project with entries supported by supporting documentation sufficient to allow Owner or its agents to ascertain their accuracy. Such books and records shall be made available to Owner and its agents in connection with independent financial audits of Owner, as well as audits by any governmental authority, including, without limitation, the Internal Revenue Service, the Franchise Tax Board and the appropriate County Assessor's Office(s). Manager shall maintain and safeguard such books and records at Manager's office or at such other location as may be agreed upon in writing. Manager shall ensure such control over accounting and financial transactions as is reasonably necessary to protect Owner's assets from theft, error or fraudulent activity by Manager's employees. Unless any losses arising from any such occurrences are covered by any of the insurance policies required to be maintained hereunder, Manager shall bear all monetary losses arising from such occurrences, including, without limitation, the following:

               (a) Theft of assets by Manager's principals, officers, employees or Affiliates;

               (b) Late charges, penalties or interest due to delay in payment of invoices, bills or other like charges, for any reason other than the failure of Owner to deposit funds in the Operating Account (as defined below) in a timely manner. Such late charges, penalties or interest shall be borne by Manager and paid directly by Manager;

               (c) Overpayment or duplicate payment of invoices arising from either fraud or negligence;

               (d) Overpayment of labor costs arising from either fraud or negligence;

               (e) A sum equal to the value of any form of payment or property from suppliers to Manager's employees arising from the purchase of goods or services for the Project(s), excluding, however, gifts of nominal value received in the ordinary course of business and in compliance with SECTION 12.13;

               (f) Unauthorized use of facilities in any Project by Manager's employees; and

               (g) Amounts paid to Affiliates of Manager in excess of amounts determined by competitive bids unless the contracts or payments to the Affiliates of Manager were approved by Owner.

               4.4 FINANCIAL REPORTS. No later than the third (3rd) business day of each calendar month, Manager shall furnish to Owner with respect to each Project, in such form as Owner may require, a report of all transactions occurring during the preceding month. Manager shall deliver to Owner no later than the tenth (10th) day of each calendar month, in such form as Owner may require, a statement of income and expenses for each Project for the preceding month and a balance sheet for each such Project, each prepared on a cash and accrual basis according to generally accepted accounting principles and accompanied by supporting summaries of adjusting journal entities, bank reconciliations applicable to the most recent statements prepared by the banks handling Project funds, an analysis of prepaid rent (if any), a schedule of all expenses and amounts billed by Manager to Owner and all amounts reimbursed by Owner to Manager, and such other financial statements or reports as Owner may require. Manager shall notify Owner, in writing, on a monthly basis, of all rental arrearages that in its judgment are properly written off as uncollectible.

               4.5 SUPPORTING DOCUMENTATION. As additional supporting documentation for the monthly financial statements required under SECTION 4.4, unless otherwise directed by Owner, Manager shall make available, at Manager's office, the following:

               (a) all bank statements and bank deposit slips;

               (b) detailed cash receipts and disbursement records;

               (c) detailed trial balance for receivables and payables and billed and unbilled revenue items;

               (d) paid invoices;

               (e) supporting documentation for payroll, payroll taxes and employee benefits;

               (f) appropriate details of accrued expenses and property records; and

               (g) information necessary for preparation of Owner's tax returns, including a description of and a statement of amounts expended in connection with repairs, capital improvements, taxes, lease summaries and professional fees.

               4.6 CHANGES IN MANAGER'S OPERATIONS MANUAL. Within thirty days following the end of each calendar quarter, Manager shall deliver to Owner copies of any changes which have been made in Manager's Operations Manual during the last preceding calendar quarter.

                                    ARTICLE V

                             OWNER'S RIGHT TO AUDIT

               5.1 OWNER'S RIGHT TO AUDIT. At Owner's request, Manager shall engage a certified public accountant to audit all books, records and files maintained by Manager for Owner with respect to the Projects in accordance with the audit guidelines previously or hereafter delivered by Owner within ninety
(90) days after the end of the fiscal year, which audit will be certified to Owner and Manager. Compensation for such auditor's services will be paid out of the Operating Account as an expense of the Projects (and shall be reasonably allocated by Manager among the Projects). Owner shall have the right to revise such audit guidelines from time to time upon written notice to Manager. Should the certified public accountant discover either weaknesses in internal control or errors in recordkeeping, Manager shall correct such discrepancies either upon discovery or within a reasonable period of time thereafter. Manager shall inform Owner in writing of the action taken to correct any audit discrepancies.

                                   ARTICLE VI

                               LEASING ACTIVITIES

               6.1 MANAGER'S LEASING OBLIGATIONS. Subject to the direction of Owner, Manager shall use its best efforts to lease the Projects in accordance with the Approved Budgets and rental rates, shall act in a fiduciary capacity with respect to Owner and shall deal at arm's length with all third parties, including, without limitation, Affiliates. Without limiting the generality of the foregoing, Manager's leasing obligations shall include the following:

               (a) Manager shall diligently undertake the rental of all residential units within the Projects which are or may become vacant during the Term. Manager shall establish controls so that ample time is available to renew leases or obtain new tenants and shall use its best efforts to avoid vacancies and loss of income.

               (b) In leasing any portion of a Project, Manager shall utilize only a standard lease form approved by Owner, with no modifications thereto. Manager shall require each prospective tenant to submit financial information sufficient to allow Manager to verify the ability of such prospective tenant to perform its obligations under its lease.

               (c) Manager is hereby authorized, during the Term as agent for Owner, to execute residential lease agreements in the form of the then approved standard lease form, provided that Manager shall comply with all terms and provisions hereof, including, without limitation, the leasing guidelines previously or hereafter delivered by Owner (the "LEASING GUIDELINES"). Owner shall have the right to revise such Leasing Guidelines from time to time upon written notice to Manager. In no event shall any lease executed by Manager provide for a lease term in excess of twelve (12) months, without Owner's prior written consent. The rental rates established or approved by Owner shall hereinafter be referred to as the "RENTAL SCHEDULE."

               (d) Manager shall schedule monthly meetings with Owner in order to review all advertising and promotional materials for each Project, which materials shall be subject to Owner's approval and shall comply with all applicable laws, ordinances and regulations, including, without limitation, any policies or procedures which may be established by Owner and communicated in writing to Manager. The cost of all advertising and promotional procedures and advertising campaigns shall be within the limits set forth for such expenses in the Approved Budget for the related Project or as otherwise approved by Owner in writing from time to time.

                                   ARTICLE VII

                              MANAGEMENT OF PROJECT

               7.1 DUTIES OF MANAGER; STANDARDS. Manager shall manage, operate and maintain each Project in accordance with the general standards set forth in this ARTICLE 7, the guidelines, policies and procedures issued by Owner from time to time (including, without limitation, the HMCP, as defined below) and Manager's Operations Manual for such Project, in the form delivered to Owner from time to time. Owner will provide Manager with any additional documentation reasonably necessary to establish Manager's authority to act as required hereunder. Without limiting the generality of the foregoing, Manager's functions hereunder shall include the following:

               (a) Manager shall manage each Project in an efficient and businesslike manner consistent with the standards currently in effect for such Project, having due regard for the age and physical condition of such Project. In addition, Manager shall operate each Project so as to maintain the good name and reputation of Owner in the community in which such Project is located. Manager shall perform all services in a diligent and professional manner in accordance with recognized standards of the property management industry and in compliance with such standards and practices as are prevalent in the geographic area where the Project is located. Manager shall act in a fiduciary capacity with respect to the proper protection of and accounting for Owner's assets, in an independent manner with all third parties and in the best interests of Owner at all times.

               (b) Manager shall use its best efforts to collect all rents and other charges which may become due at any time from any tenant of a Project, or from others for services provided in connection with or for the use of a Project or any portion thereof. Manager shall collect and identify any income due Owner from miscellaneous services provided to tenants or the public, including, without limitation, parking income, tenant storage, and coin-operated washers, dryers and other machines of all types. All funds received by Manager for or on behalf of Owner shall be deposited in a bank designated by Owner in the Revenue Account (as defined below).

               (c) Manager shall, at Owner's expense, maintain and make or cause to be made such ordinary repairs as Manager may deem advisable or necessary, subject to and within the limitations of the Approved Budget for each Project and of this Agreement.

               (d) Manager shall, at Owner's expense and at Owner's direction, make or cause to be made such capital improvements to a Project pursuant to plans and specifications approved by Owner, as are included in the Approved Budget for such Project or are otherwise approved by Owner, as well as all remodeling and refurbishing of tenant premises as approved by Owner in connection with the requirements of tenant leases. Manager shall make recommendations, select contractors and follow such bid procedures as are required by Owner in writing from time to time and shall supervise all such work to obtain compliance with contract requirements and applicable law.

                    (i) Manager shall, at Owner's expense, contract for those
               utilities and provide, or cause to be provided, other building operation, landscaping and maintenance services Manager or Owner shall deem advisable, subject to and within the limitations of the Approved
               Budget for each Project and this Agreement. Manager shall not enter into any contracts with any Affiliate without the prior written consent of Owner. In the event Manager or an Affiliate is then managing other projects similar to the Projects, whether or not any of such other projects are owned in whole or in part by Owner, Manager shall, if possible and subject to the provisions of this SUBSECTION 7.1(d)(ii), use its best efforts to utilize the same individuals or entities under such service contracts as are performing similar services for Manager or an Affiliate in connection with such other projects, if such a procedure would result in cost savings to Owner. All contractors performing work on a Project shall comply with, and shall have incorporated in its contracts, the provisions for OSHA Compliance and Safety and Fire Requirements previously or hereafter delivered to Manager by Owner. Manager shall use all reasonable diligence in evaluating, selecting and supervising all contractors retained by Manager to perform the services set forth herein. Subject to the provisions of ARTICLE 4, Manager hereby agrees that it shall use its best efforts to utilize any group or bulk purchasing opportunities made available to Manager by Owner. Subject to the provisions of
               ARTICLE 4, Manager shall, at Owner's expense, purchase and keep the Projects furnished with all necessary supplies. The cost of such supplies shall be charged to Owner at net cost and Owner shall be credited with all rebates, refunds, allowances and discounts allowed to Manager.

                    (ii) All contracts entered into by Manager with respect to a
               Project pursuant to this SECTION 7.1(d) (collectively, the "CONTRACTS") shall, unless Owner otherwise consents in writing, be on a standard form approved by Owner in writing and shall include a provision for early termination in the event of a sale, conveyance or exchange of such Project by Owner or the dissolution or liquidation of Owner (as described in SECTION 3.3 hereof) if Owner or the transferee elects to terminate such Contract, a provision for early termination in the event this Agreement is terminated by Owner pursuant to SECTION 3.2(h), and a provision obligating the other contracting party to continue to perform under its Contract in the event (a) this Agreement is terminated for any reason and Owner elects to take an assignment of such Contract and require the other contracting party to continue its performance thereunder directly on behalf of Owner, or (b) of a sale, conveyance or exchange of such Project by Owner or of the dissolution or liquidation of Owner if, in any case, the transferee elects to take an assignment of such Contract and require the other contracting party to continue its performance thereunder directly on behalf of such transferee. Subject to this SUBSECTION 7.1(d)(iii), Manager shall be responsible for the negotiation of all such Contracts and all such Contracts shall be executed by Manager on its own behalf and not as agent for Owner; provided, however, that as between Owner and Manager, Owner shall be responsible for all expenses associated with any such Contract, so long as such expenses are incurred in compliance with the Approved Budget and the terms of this Agreement. Manager shall not enter into any Contract which would cause, on an annual basis, either the total Approved Budget or the amounts allocated to Major Categories to exceed the limits set forth in SECTION 4.2 hereof.

               Promptly upon the execution thereof, Manager shall deliver to Owner one fully executed original of any Contract.

               (e) Intentionally deleted.

               (f) Manager shall operate, in accordance with a budget approved by Owner, Owner's Information Center and Owner's corporate housing program.

               (g) If requested by Owner in writing, which request shall specify the applicable amounts due and payable, Manager shall pay from the Operating Account all bills for payments due under mortgages and ground leases with respect to the Projects, all real estate, personal property and improvement taxes and assessments due with respect to the Projects and insurance premiums for insurance coverage carried by Owner with respect to the Projects. In such event, all such expenses shall be included in the Approved Budget for the related Project. Owner shall be responsible for prosecuting the appeal of any property tax assessment for each Project and the payment of all costs incurred in connection therewith.

               (h) Subject to the other provisions of this Agreement, at Owner's expense, Manager shall be responsible for compliance with all federal, state and municipal laws, ordinances, regulations and orders related to the leasing, use, operation, repair and maintenance of each Project, including, without limitation, compliance with all state or federal fair housing laws, rules and regulations, with the rules, regulations or orders of the local Board of Fire Underwriters or other similar body and with the Americans with Disabilities Act. Manager shall promptly notify Owner of any violation of any such law, ordinance, rule, regulation or order, and, with the approval of Owner, promptly remedy any such violation which comes to its attention, at Owner's expense. Expenses incurred in so complying and in correcting any such violation shall be included in the Approved Budget for such Project or otherwise approved in advance by Owner in writing, except in the case of an emergency threatening imminent personal injury or property damage or a situation which, in the absence of immediate action, could subject Owner to civil or criminal penalties, in which event Manager shall use its best efforts to notify Owner of such violation and corrective action so taken. Manager shall familiarize itself with the terms of and be responsible for avoiding any violations of the requirements of Owner set forth in any development agreement, ground lease, tenant lease, mortgage, deed of trust or other instrument affecting each Project and delivered to Manager by Owner, including, without limitation, subject to the provisions of SECTION 12.17 hereof, any regulatory agreement, declaration of covenants, conditions and restrictions or similar document affecting a Project that imposes any requirements regarding permitted income levels of Project tenants or other restrictions imposed by applicable governmental agencies in connection with any revenue bond or similar financing applicable to such Project, and shall otherwise comply with any written instructions of Owner with respect thereto. Manager shall furnish to Owner, upon receipt by Manager, each notice or order affecting any Project, including, without limitation, any notice from any taxing or other governmental authority and notice of violation of any requirement or order issued by any Board of Fire Underwriters or other similar body against such Project or Owner, any notice of default or otherwise from the holder of any mortgage or deed of trust or any notice of renewal, termination or cancellation of any insurance policy. Manager, however, shall not take any action under this
SECTION 7.1(f) in the event Owner notifies Manager, in writing, that Owner is contesting or intends to contest such notice, order or requirement, provided that Manager shall be subject to no liability resulting from Manager's failure to take such action during the pendency of such contest. Notwithstanding the foregoing, however, Manager's responsibilities under this SECTION 7.1(f) shall not extend to matters requiring the expenditure of Owner's funds but disapproved in writing by Owner.

               (i) Manager shall, at Owner's expense, arrange for the obtaining and renewal of all business licenses affecting each Project; provided, however, that the cost of obtaining or renewing any broker's or similar business license required to be obtained by Manager in order to fulfill its obligations under this Agreement shall be borne solely by Manager.

               (j) Manager shall, at Owner's expense, engage counsel and cause such legal proceedings to be instituted and prosecuted in an expeditious manner as may be necessary to enforce payment of rent and compliance with leases or to dispossess tenants. Manager shall use legal counsel approved by Owner to institute such actions and all settlement negotiations involving claims in excess of Three Thousand Five Hundred Dollars ($3,500) shall be subject to the prior approval of Owner. Attorneys' fees and costs so incurred shall be borne by Owner and shall be submitted to Owner for approval prior to payment, unless the cost is already reflected in the Approved Budget for the applicable Project or unless payment is due under a contract previously approved by Owner.

               (k) Manager shall employ at all times a sufficient number of capable employees to enable it to manage, operate and maintain the Projects properly, adequately, safely and economically. Except as expressly provided in
SECTION 7.1 to the contrary, all matters pertaining to the employment, supervision, compensation, promotion and discharge of such employees shall be the responsibility of Manager. Manager will negotiate with any union lawfully entitled to represent such employees and shall execute in its own name, and not as agent for Owner, collective bargaining agreements or labor contracts resulting therefrom. At least once per year Manager shall train its employees in the compliance with the HMCP, all state or federal fair housing laws, rules and regulations and in the reduction of general liability risks. Owner shall not have any liability with respect to any employment arrangements with employees employed in connection with the management of any Project, and all employment arrangements shall expressly so provide. Manager shall comply with the Americans With Disabilities Act and all applicable governmental requirements relating to workers' compensation, social security, unemployment insurance, hours of labor, wages, working conditions, equal employment laws and regulations and other employer-employee related matters.

               (l) If requested by Owner in connection with the submission of any proposed Budget, Manager shall notify Owner of the identities, job titles and salaries of the on-site employees to be responsible for the direct management of each Project. Manager shall notify Owner in advance of any staffing changes relating to the on-site employees responsible for the direct management of each Project or the off-site employees responsible for the handling of the relationship between Owner and Manager and Manager shall cooperate with Owner in addressing Owner's concerns in connection with such staffing changes. Manager shall require coverage of all employees by fidelity bond or coverage under Manager's comprehensive crime insurance policy, each in amounts required by Owner. Manager shall identify to Owner the job description of employees whose salaries Manager will initially charge to a Project for direct services rendered to such Project. All employee salaries and positions shall be consistent with the Approved Budget for the related Project.

               (m) Manager shall be responsible for administering the enforcement of all Project parking rules and regulations established by Owner and furnished in writing to Manager.

               (n) Manager hereby agrees to cooperate with any financial institution or other lender designated by Owner to provide financing for any Project and consents to the assignment by Owner, individually and as agent for Owner, of this Agreement as security for any loan to Owner from such lender. Manager further agrees to cooperate with brokers and prospective purchasers designated by Owner in connection with the sale, conveyance or exchange of any Project.

               (o) Manager has delivered a copy of the Anti-Discrimination Policy (as defined below) to all Covered Personnel and has obtained a written acknowledgment from each such employee, in form and substance acceptable to Owner, certifying that they have read and understand the Anti-Discrimination Policy and agree to abide by its terms. For any new Covered Personnel after the date hereof, Manager shall deliver a copy of the Anti-Discrimination Policy to such new Covered Personnel and obtain the written acknowledgement described in the preceding sentence for each such new employee. Manager shall maintain and safeguard the Anti-Discrimination Policy and the original written acknowledgments relating thereto with the books and records for each Project as provided in this Agreement. As used herein, the term "COVERED PERSONNEL" shall mean (i) all of Manager's personnel now or hereafter involved in the leasing of a Project, whether such employees are on- or off-site personnel, and (ii) all of Manager's personnel now or hereafter employed on-site at a Project. As used herein, the term "ANTI-DISCRIMINATION POLICY" shall mean a written anti-discrimination policy prepared by Manager and approved by Owner.

               (p) Manager shall maintain frequently and update on a periodic basis but in no event less than once per year, a complete inventory of all of Owner's personal property located at each Project site. Manager shall deliver a copy of such inventory to Owner prior to the commencement of each Budget Year or more frequently as requested by Owner.

                                  ARTICLE VIII

                                  BANK ACCOUNTS

               8.1 REVENUE ACCOUNT. Manager shall deposit all funds collected from the operation of each Project, from whatever source, in a special account in a bank approved by Owner (interest bearing, if possible) (individually the "REVENUE ACCOUNT" and collectively the "REVENUE ACCOUNTS") for such Project in the name of Owner or as Owner may designate. Manager shall have no authority to withdraw funds from the Revenue Account. Manager shall instruct the bank to hold such funds in trust for Owner.

               8.2 OPERATING ACCOUNT. Owner shall establish one or more bank accounts, including, without limitation a principal account for the projects (the "OPERATING ACCOUNT") which shall be used for the payment of all costs and expenses to be borne by Owner hereunder.

Manager shall have the authority to withdraw funds from the Operating Account to fulfill its obligations under this Agreement, but shall otherwise have no right, title or interest in such funds. Manager shall in no event allow any funds withdrawn from the Operating Account to be commingled with any other funds or bank accounts of Manager. Following written notification from Manager of projected cash requirements for the Project, which notices shall be delivered to Owner not more often than once per week, Owner shall maintain in the Operating Account an amount sufficient to pay all budgeted expenses for the Projects for each month in a timely manner. Manager shall pay from the Operating Account the operating expenses of the Projects and any other required payments applicable to the Projects, as set forth in this Agreement.

               8.3 SECURITY DEPOSIT ACCOUNT. If applicable law requires a segregated account for tenant security deposits, Manager will open a separate interest bearing account (the "DEPOSIT ACCOUNT") for each Project in Owner's name at a bank approved by Owner, and shall instruct the bank to hold the funds in trust for Owner. Manager shall maintain the Deposit Account, if required, in accordance with applicable law and shall otherwise comply in all respects with CALIFORNIA CIVIL CODE SECTION 1950.5. Manager shall use the Deposit Account only to maintain security deposits for the related Project. Manager shall maintain detailed records of all security deposits and allow Owner or its designees access to such records.

               8.4 CHANGE OF BANKS. Owner may direct Manager, in writing, to change a depository bank or any depository arrangements, provided that any costs or expenses associated with such change shall be paid by Owner.

               8.5 MAINTAINING PROJECT FUNDS IN INSURED ACCOUNTS. Accounts holding project funds (up to or exceeding $100,000) must be in institutions under the control of, and whose deposits are reinsured by, the Federal Deposit Insurance Corporation, National Credit Union Association, or other U.S. government insurance corporations. Manager shall determine that the financial institution has a rating consistent at all times with current minimally acceptable ratings as established and published by Government National Mortgage Association (GNMA). The Manager shall monitor the institution's ratings no less than on a quarterly basis, and change institutions when necessary. The Manager must document the ratings of the institution where the funds are deposited and maintain the documentation in the administrative record for three years, including the current year.

                                   ARTICLE IX

                          INSURANCE AND INDEMNIFICATION

               9.1    INSURANCE TYPES.

               (a) Manager shall not commence any work under this Agreement until it obtains all insurance required to be obtained by Manager hereunder. Manager will not permit any other party with whom it may contract to perform services on a Project site (hereinafter the "CONTRACTORS") to commence work under the applicable Contract until the insurance requirements and indemnification provisions for Contractors who are not Class I Contractors (as defined below) described in EXHIBIT B attached hereto and by this reference incorporated herein, or the insurance requirements and indemnification provisions for Class I Contractors described in

EXHIBIT C attached hereto, as applicable, have been complied with by the applicable Contractor and incorporated into the applicable Contract. As used herein, "CLASS I CONTRACTORS" shall mean the Contractors performing any of the work or services (the "CLASS I WORK") described in EXHIBIT D attached hereto and such other Contractors as may be designated as Class I Contractors by Owner from time to time. In the event any Contractor is performing work or services which are both Class I Work and work or services which would not be considered Class I Work, such Contractor shall be deemed to be a Class I Contractor with respect to all of the work or services which it performs.

               (b) All insurance described under this ARTICLE 9 which is to be carried by Manager will be maintained by Manager with insurance carriers licensed and approved to do business in California, having a general policyholders' rating of not less than an "A" and a financial rating of not less than "X" in the most current Best's Key Rating Guide. In no event shall such insurance be terminated or otherwise allowed to lapse prior to termination of this Agreement or such longer period as may be specified herein, unless such terminated or lapsed insurance is immediately replaced by substitute insurance meeting the requirements of this ARTICLE 9. Manager may provide the insurance described in this ARTICLE 9, in whole or in part, through a policy or policies covering other liabilities and projects of Manager.

               9.2 EVIDENCE OF INSURANCE. As evidence of Manager's specified insurance coverage, Owner shall accept certificates and endorsements issued by Manager's insurance carrier acceptable to Owner showing such policies in force for the specified period. Owner retains the right to review the actual insurance policies upon its request. Such evidence shall be delivered to Owner prior to commencement of work. Each policy and certificate shall be subject to approval by Owner (such approval not to be unreasonably withheld), and shall provide that such policy shall not be subject to material alteration or cancellation without thirty (30) days' notice in writing to be delivered by registered mail to Owner. Should any policy expire or be cancelled prior to the expiration or earlier termination of this Agreement, and Manager fails immediately to procure other insurance as specified herein, Owner reserve the right, but shall have no obligation, to procure such insurance and to deduct the cost thereof from any sum due Manager under the terms of this Agreement. Manager shall permit Owner to inspect such evidence of insurance as Manager obtains from its Contractors.

               9.3 DAMAGES. Nothing contained in this ARTICLE 9 is to be construed as limiting the extent of Manager's responsibility for the payment of damages resulting from Manager's operations under this Agreement nor shall anything contained herein be deemed to place any responsibility on Owner for ensuring that the insurance required hereunder is sufficient for the conduct of Manager's business.

               9.4 WORKERS' COMPENSATION INSURANCE. Manager shall obtain and maintain full Workers' Compensation Insurance, including Employer's Liability, at a minimum limit of One Million Dollars ($1,000,000) or current limit carried, whichever is greater, for all personnel whom it employs in carrying out Manager's obligations under this Agreement, including an endorsement evidencing waiver of subrogation by the insurance carrier with respect to Owner. Such insurance shall be in substantial accordance with the requirements of the most current and applicable State Workers' Compensation Insurance Laws in effect from time to time. Owner shall bear the cost of such insurance attributable to and covering Manager's On-Site Personnel

(as defined below) and Manager shall bear the cost of such insurance attributable to and covering any other personnel who perform services in connection with any of the Projects but who are not On-Site Personnel. The cost of such insurance attributable to On- Site Personnel shall not exceed the amount set forth in the applicable Approved Budget, as such amount may be increased as a result of any audit by the insurer. For the purposes of this Agreement, the term "ON-SITE PERSONNEL" shall be deemed to include only those employees of Manager who are located on a Project site on a full time basis or who are located on a Project site on a part-time basis but who provide direct services to a Project, such as landscaping, maintenance and the like. In no event shall "ON-SITE PERSONNEL" include Manager's general administrative or supervisory employees who provide services to more than one project.

               9.5 COMPREHENSIVE OR COMMERCIAL GENERAL LIABILITY INSURANCE. Manager shall, at Owner's expense, obtain and maintain Comprehensive or Commercial General Liability Insurance on an "occurrence" basis, with acceptable deductibles and with a combined single limit for bodily injury and property damage of Five Million Dollars ($5,000,000), covering Operations, Independent Contractors, Products and Completed Operations, Contractual Liability, Broad Form Property Damage (including completed operations), claims and lawsuits by one insured against another insured, Personal Injury and Explosion, Collapse and Underground Hazards (X,C,U), which insurance shall name Manager as an additional insured. The limits of liability of the insurance coverage specified in this
SECTION 9.5 may be provided by any combination of primary and excess liability insurance policies. If excess risks are involved, greater limits of liability may be required by Owner.

               9.6 AUTOMOBILE LIABILITY INSURANCE. Manager shall obtain and maintain owned, hired and non-owned automobile liability insurance covering all use of all automobiles, trucks and other motor vehicles utilized by Manager in connection with the performance of its obligations hereunder, with a combined single limit for bodily injury and property damage of Five Million Dollars ($5,000,000) or current limit carried, whichever is greater. Owner shall bear the cost of such insurance attributable to and covering Manager's On-Site Personnel and Manager shall bear the cost of such insurance attributable to and covering any other personnel of Manager who perform services in connection with the Project but who are not On-Site Personnel. The cost of such insurance attributable to On-Site Personnel shall not exceed the amount set forth in the applicable Approved Budget.

               9.7 COMPREHENSIVE CRIME INSURANCE. Manager shall, at Manager's expense, obtain and maintain either a policy of comprehensive crime insurance or a fidelity bond, at Manager's option, in an amount not less than Two Hundred Fifty Thousand Dollars ($250,000) per occurrence for any of Manager's employees who may handle funds or property in connection with a Project and to provide coverage to protect Owner.

               9.8 ALL RISK INSURANCE. Owner shall, at Owner's expense, obtain and maintain "All Risk" Insurance covering loss or damage to each Project, with such deductibles as Owner shall determine in its sole discretion. Owner shall also maintain Comprehensive or Commercial General Liability Insurance, with such deductibles or self insured retention as Owner shall determine in its sole discretion, with a combined single limit for bodily injury and property damage of Five Million Dollars ($5,000,000), and which insurance shall name Manager as an additional insured. Owner shall, at Manager's written request to be made not more than annually, deliver to Manager a certificate issued by Owner's insurance carrier showing such Comprehensive or Commercial General Liability Insurance to be in force.

               9.9 MANAGER'S OBLIGATIONS. Manager shall:

               (a) Comply with Owner's accident reporting procedures, which may be modified from time to time upon written notice to Manager;

               (b) Notify Owner immediately upon learning of any material loss, damage or injury occurring on a Project;

               (c) Not take any action (such as an admission of liability) which might bar Owner from obtaining any protection afforded by any insurance policy of Owner or which might prejudice Owner in defending a claim based on any loss, damage or injury; and

               (d) Cooperate with Owner in the disposition of claims, including furnishing all available information to Owner and Owner's insurers.


Owner shall have the exclusive right, at its option, to conduct the defense of any claim, demand or suit within limits prescribed by the policy or policies of insurance.

               9.10 WAIVER OF SUBROGATION. Owner and Manager hereby waive all rights against each other for damages caused by fire and other perils and risks to the extent covered by Manager's policies of insurance or Owner's "All Risk" Insurance.

               9.11 CLAIMS PROCEDURES. In the event an incident occurs or any legal action or other claim (a "CLAIM") is asserted by a third party against Owner and/or Manager, as the result of an alleged injury or loss sustained within a Project during the Term, Manager shall, promptly after receipt of actual knowledge of such Claim, submit a report to Owner in accordance with Owner's incident reporting procedures. Upon receipt of such information, together with any filed pleadings, Owner shall submit such information to its insurer and/or claims adjusting firm for the purpose of initiating investigation and disposition of the Claim. All costs of the foregoing investigation, settlement and defense, and any judgments and other costs related to any such Claim, shall be allocated between Owner and Manager in accordance with the indemnification provisions contained in Section 12.20.

               9.12 INSURANCE AUDIT; REFUNDS. Any insurance charges, including, without limitation, Workers' Compensation Insurance, which are submitted to Owner by Manager shall be subject to audit by Owner. Any insurance dividends earned or returned premiums applicable to the policies required to be carried hereunder at Owner's expense, including, without limitation, Workers' Compensation Insurance, shall be refunded by Manager to Owner immediately upon receipt thereof, and any such refunds shall be accompanied by supporting documentation evidencing the refunded amounts.

               9.13 OWNER'S ELECTION TO INSURE. Owner reserves the right, but shall have no obligation, to procure the insurance, or any portion thereof, for which Manager is herein responsible and which is described in this ARTICLE 9. Owner shall notify Manager if Owner exercises its right, whereupon Manager's responsibility to carry such duplicative insurance shall cease and the sums paid by Owner to Manager hereunder shall be equitably adjusted by the parties to reflect any resulting cost saving to Manager. Owner further reserves the right at any time, with thirty (30) days' prior notice to Manager, to require that Manager resume the maintenance of any insurance for which Owner has elected to become responsible pursuant to this SECTION 9.13; and in such event, the sums paid to Manager by Owner shall increase to the extent of any previously agreed and implemented reduction as aforesaid attributable to Owner's prior assumption of the particular insurance coverage.



                                    ARTICLE X

                             COMPENSATION OF MANAGER

               10.1 MANAGEMENT FEE. As compensation for the performance of its obligations hereunder, Manager shall be paid a monthly management fee ("MANAGEMENT FEE") equal to Thirty Dollars ($30) multiplied by the number of "DESIGNATED UNITS" (as defined below) subject to this Agreement during the applicable calendar month, plus a "PRO RATA AMOUNT" (as defined below) for each Designated Unit that is subject to this Agreement during a portion of such calendar month. As used herein: (a) the term "DESIGNATED UNITS" means the units in the Projects listed on EXHIBIT A, as EXHIBIT A may be amended from time to time by Owner's delivery of written notice to Manager specifying additional units that will be subject to this Agreement, such notice to be delivered no later than fifteen (15) buisness days prior to the date (as specified in Owner's notice) on which Manager is to begin management of such units and (b) the term "PRO RATA AMOUNT" means Thirty Dollars ($30) multiplied by a fraction, the denominator of which is 30 and the numerator of which is the number of days in any partial calendar month that the applicable Designated Unit was subject to this Agreement.

                                   ARTICLE XI

                               PAYMENT OF EXPENSES

               11.1 COSTS ELIGIBLE FOR PAYMENT FROM OPERATING ACCOUNT. Manager shall pay all expenses incurred in connection with the operation, maintenance and repair of each Project, to the extent, and only to the extent, included in the Approved Budget for such Project directly from the Operating Account, subject to the conditions set forth in Article 7, including the following:

               (a) costs of the gross salary and wages or proportionate shares thereof, payroll taxes, employee's health insurance, workers' compensation, termination benefits payable pursuant to California law and other benefits of Manager's employees who are located on-site, including temporary employees performing on-site services in connection with such Project (and including, without limitation, any accrued benefits owed by Manager to any On-site Personnel upon termination of this Agreement), and are required to manage, operate and maintain such Project properly, adequately, safely and economically, in accordance with this Agreement, provided that such costs are provided for in the Approved Budget for such Project. Manager shall not be entitled to pay such employees in advance;

               (b) costs incurred to correct the violation of any governmental requirement relating to the leasing, use, repair and maintenance of the Project, or relating to the rules, regulations or orders of the local Board of Fire Underwriters or other similar body, if such costs are not incurred as the result of Manager's negligence or willful misconduct;

               (c) actual and reasonable costs of all repairs, decorations and alterations, if such cost is not the result of Manager's negligence or willful misconduct;

               (d) all costs incurred in connection with all service agreements approved by Owner;

               (e) all costs of collection of delinquent rents collected by a collection agency approved in advance by Owner;

               (f) all legal fees of attorneys approved (or designated as provided in SECTION 7.1(j)) by Owner in advance of retention, if Owner has approved the specific amount of such attorneys' fees in advance of payment;

               (g) the cost of capital expenditures;

               (h) with the prior written approval of Owner, the cost of cash registers, adding machines and other equipment of such type and use (including any and all electronic data processing equipment) located at the Project site and owned or leased by Owner;

               (i) the cost of utilities;

               (j) the cost of advertising approved by Owner;

               (k) the cost of the insurance policies required to be maintained by Manager at Owner's expense pursuant to ARTICLE 9;

               (l) the cost applicable to the items set forth in SECTION 7.1(g), to the extent Owner has requested that Manager pay such items;

               (m) if approved in advance by Owner, the cost of travel by Manager's On-Site Personnel incurred in connection with the performance of Manager's obligations hereunder, exclusive of daily commuting expenses to and from the Project;

               (n) the Management Fee;

               (o) emergency expenses incurred pursuant to SECTION 4.2 hereof;
and

               (p) such other amounts as may be approved in advance by Owner.

               11.2 NON-REIMBURSABLE COSTS. The following expenses or costs incurred by or on behalf of Manager in connection with the management and leasing of the Projects shall be at the sole cost and expense of Manager and shall not be reimbursed by Owner:

               (a) cost of gross salary and wages, payroll taxes, insurance, workers' compensation and other benefits of Manager's office and other off-site personnel (including any stock options granted to off-site personnel);

               (b) general accounting and reporting services within the reasonable scope of Manager's responsibility to Owner;

               (c) the cost of printed checks for each bank account required to be maintained hereunder;

               (d) cost of printed forms, papers, ledgers and other supplies and equipment not located at the Project sites;

               (e) cost of electronic data processing hardware and software, including repair and maintenance expenses related thereto, located at Manager's office and used for preparation of reports, information and returns to be prepared by Manager under the terms of this Agreement;

               (f) cost of electronic data processing provided by computer service companies for preparation of reports, information and returns to be prepared by Manager under the terms of this Agreement;

               (g) cost of daily commuting expenses incurred by Manager's employees to and from the Projects;

               (h) cost of transferring Manager's employees to the Project, unless such cost is approved in advance by Owner;

               (i) vacation and other benefits earned by Manager's employees which are transferred to a Project, which benefits are earned by such employees prior to the date of such transfer;

               (j) costs charged by Manager to Owner unless such costs have been approved in advance by Owner;

               (k) costs charged by any Affiliate of Manager under any subcontract unless such costs have been approved in advance by Owner;

               (l) costs attributable to losses arising from negligence, fraud, willful misconduct or misrepresentation on the part of Manager or Manager's employees;

               (m) cost of workers' compensation insurance with respect to Manager's personnel performing services in connection with the Projects (other than On-Site Personnel);

               (n) cost of the comprehensive crime insurance or fidelity bond required pursuant to SECTION 9.7; and

               (o) unless required by Owner, the cost of comprehensive crime insurance or other fidelity bond or other insurance purchased by Manager for its own account.

                                   ARTICLE XII

                               GENERAL PROVISIONS

               12.1 INDEPENDENT CONTRACTOR. It is expressly understood and agreed that Manager will act as an independent contractor in the performance of its duties and responsibilities set forth in this Agreement. No provisions hereunder shall be intended to create a partnership or a joint venture between Owner and Manager with respect to any Project or otherwise; and neither party shall have the power to bind or obligate the other party, except as expressly set forth in this Agreement.

               12.2 NOTICES. All notices, demands and reports provided for in this Agreement shall be in writing and shall be personally served or sent by certified mail, postage prepaid and return receipt requested, to the parties at its respective addresses for notice set forth following its signatures to this Agreement or to such other address as either may provide to the other by written notice. For purposes of this Agreement, notices shall be deemed to have been "given" upon personal delivery thereof or two (2) business days after having been deposited in the United States mail, postage prepaid and properly addressed.

               12.3 BROKERS. If Owner executes a listing agreement for the sale of a Project, Manager shall cooperate with such broker to permit the broker to exhibit such Project during reasonable business hours, provided that such broker has secured Manager's permission in advance, and shall cooperate with prospective purchasers of the Project. At Owner's request, Manager's duties shall also include, but shall not be limited to, using diligent efforts to obtain tenant estoppel certificates from tenants then leasing residential units within the Project.

               12.4 ATTORNEYS' FEES. In any judicial action between the parties to enforce any of the provisions of this Agreement or any right of any party under this Agreement, regardless of whether such action or proceeding is prosecuted to judgment and in addition to any other remedy, the unsuccessful party shall pay to the prevailing party all costs and expenses, including reasonable attorneys' fees and expenses (including fees and charges attributable to legal assistants or other non-attorney personnel performing services under the supervision of an attorney), incurred by the prevailing party.

               12.5 ASSIGNMENT. Manager may not voluntarily or involuntarily, directly or indirectly, sell, assign, hypothecate, pledge or otherwise transfer or dispose of all or any portion of its interest in this Agreement to any third party without the prior written consent of Owner, which may be withheld in Owner's sole and absolute discretion. Any such attempted sale, assignment, hypothecation, pledge or other transfer without such consent shall be void. Owner shall be entitled to assign or otherwise transfer or dispose of all or any portion of its interest under this Agreement at any time without the consent of Manager and upon any such assignment or transfer Owner shall be released from all obligations hereunder (other than those obligations which have accrued as of the date of such assignment or transfer), any obligations to be performed hereunder after the date of such assignment or transfer and any continuing indemnification obligations hereunder. In addition to the foregoing, Owner assign, pledge, hypothecate or otherwise grant a security interest in and to all of its rights under this Agreement as may from time to time be required by any lender as security for a loan by such lender to Owner.

               12.6 AMENDMENTS. Except as otherwise provided herein, all amendments to this Agreement shall be in writing and executed by Owner and Manager.

               12.7 LICENSING. Manager represents and warrants that it is, and, as necessary, its employees are, and Manager covenants and agrees that at all times throughout the Term it and, as necessary, its employees shall be, fully qualified and licensed, to the extent required by law, to manage real property and perform all of the obligations of Manager hereunder. Manager agrees to take, and to cause its employees to take, any and all action necessary to retain all licenses required to carry out its duties hereunder and otherwise to comply with all such laws now or hereafter in effect.

               12.8 ENTIRE AGREEMENT. This Agreement and the Exhibits attached hereto and made a part hereof comprise the entire agreement of the parties with respect to the matters described in this Agreement and such Exhibits. The Exhibits attached to this Agreement are incorporated into this Agreement as though set forth herein in full.

               12.9 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

               12.10 GOVERNING LAW. This Agreement is executed and shall be governed by and construed in accordance with the laws of the State of California.

               12.11 THIRD-PARTY DISPUTES. Should any claim, demand, action or other legal proceeding arising out of matters covered by this Agreement be made or instituted by any third party against a party to this Agreement, the other party to this Agreement shall furnish such information and reasonable assistance in defending such proceeding as may be reasonably requested by the party against whom such proceeding is brought. The requesting party shall pay the reasonable and customary expenses incurred by the other party in complying with any such request.

               12.12 FIDUCIARY RELATIONSHIP. Manager shall at all times act as a fiduciary of Owner in connection with its duties, responsibilities and actions pursuant to this Agreement. Without limiting the generality of the foregoing, Manager shall disclose in advance any affiliation of Manager or an Affiliate with any vendor rendering services or supplying materials to any Project. Any contract with such a vendor shall be entered into on an arm's length basis and for fair market value, and Manager shall receive prior written approval of any such contract from Owner. Manager shall disclose to Owner any conflict-of-interest which may arise in connection (a) with Manager's negotiations with prospective tenants or vendors of a Project, or

(b) as a result of Manager's or an Affiliate's management of other projects, changes in Manager's or Affiliate's structure or as a result of other potentially conflicting actions taken by Manager.

               12.13 GIFTS. Manager agrees not to accept any "GIFT" from vendors employed in connection with any Project, other than gratuities of nominal value received in the ordinary course of business. Manager shall not, on Owner's or Owner's behalf or in connection with the services being rendered under this Agreement, provide any "GIFT" to or otherwise entertain any "PUBLIC OFFICIAL" or any other person required under California law to file a Statement of Economic Interest. The term "PUBLIC OFFICIAL" means every member, officer, employee or consultant of a state or local agency. The term "GIFT", as used herein, includes any service or merchandise of any kind, discounts on merchandise or services, meals and other entertainment expenses and all other transfers of cash or any other item of value. Under no circumstances shall Owner be deemed to have waived the provisions of this Section as to a specific gift unless the waiver is in writing and signed by two (2) authorized officers of Owner.

               12.14 CONFIDENTIALITY. Except as provided in this SECTION 12.14 or unless otherwise approved by Owner in writing, Manager shall treat this Agreement as confidential and shall not disclose the contents of this Agreement to any party. Manager shall hold confidential any information which Manager receives in connection with the performance of its obligations hereunder and which concerns Owner or Owner's operations or business or the Projects and shall not disclose all or any portion of such information to any third party, except for such disclosures as are necessary to perform Manager's obligations hereunder, as are approved by Owner in writing or as are required by law, any governmental agency or any proposed lender or mortgagee of a Project.

               12.15 SUBORDINATION TO MORTGAGES. Manager acknowledges and agrees that (i) it has no right, title or interest in any of the Projects, and (ii) its rights hereunder are expressly subordinate to the right, title and interest of the holder of any mortgage or deed of trust encumbering each Project, whether the lien of such mortgage or deed of trust attaches to such Project before or after the execution or effectiveness of this Agreement. Manager agrees to acknowledge any assignment by Owner of the income generated by any Project to any lender as security for a loan by such lender to Owner. In the event that a Project is transferred as a result of a foreclosure of any mortgage or deed of trust covering such Project or pursuant to a deed in lieu of foreclosure, Manager may, at its sole option, at any time thereafter, terminate this Agreement with respect to such Project by written notice of termination to the then owner of the Project.

               12.16  HAZARDOUS WASTES.

               12.16.1 Owner has developed a Hazardous Materials Compliance Program ("HMCP") which outlines Manager's responsibilities with respect to Hazardous Wastes (as defined below) at each Project. The HMCP is set forth in a Manual that Owner will furnish to Manager. Manager shall take all steps necessary or appropriate to carry out the HMCP, as it may be amended from time to time. Such steps shall include the following:

               (a) surveying existing and prospective maintenance contractors with respect to existing and intended uses of Hazardous Wastes on or about the Project;

               (b) ensuring that spills or dumping of Hazardous Wastes that occur on the Project are reported to agencies and cleaned up in accordance with applicable regulatory requirements;

               (c) informing Owner: (i) immediately of any spills or dumping of Hazardous Wastes that occur on the Project; and (ii) in regular monthly reports of any other incidents involving Hazardous Wastes affecting the Project;

               (d) providing tenants with notice and disclosure forms provided by Owner with respect to Hazardous Wastes or asbestos affecting the Project;

               (e) implementing any asbestos management program established by Owner for the Project; and

               (f) establishing and maintaining a recordkeeping system for information concerning Hazardous Wastes on the Project.

               12.16.2 Manager agrees that it shall not place or cause or permit to be placed on any Project, other than in the ordinary course of performing its obligations under this Agreement and in compliance with applicable law, any hazardous or toxic wastes or substances, as such terms are defined during the period up to and including the end of the Term by Federal, State or municipal statutes or regulations promulgated thereunder (collectively, "HAZARDOUS WASTES"). In the event Manager discovers the existence of any Hazardous Wastes on any Project, Manager shall immediately notify Owner. If such Hazardous Wastes were placed or permitted to be placed on a Project by Manager, Manager shall, at its cost, diligently arrange for and complete the immediate removal thereof in accordance with the terms of this Agreement. Except as expressly provided herein to the contrary, Manager shall not be responsible for any Hazardous Wastes present on any Project prior to the date hereof, unless deposited thereon by Manager; provided, however, Manager shall immediately notify Owner of any notice received by Manager from any governmental authority of any actual or threatened violation of any applicable laws, regulations or ordinances governing the use, storage or disposal of any Hazardous Wastes and shall cooperate with Owner in responding to such notice and correcting or contesting any alleged violation.

               12.16.3 Without limiting the generality of anything contained in
SECTION 12.16.2, if, as a result of any act or failure to act on a Project by Manager or its employees, agents, representatives or consultants, the presence, use or on-site or off-site disposal or transport of Hazardous Waste on, to, under, from or about such Project results in any spills or releases, any injury to any person or any injury or damage to such Project, or if Manager, Owner, or any governmental entity reasonably suspects that any such spills, injury or damage has occurred or is likely to occur, Manager shall promptly and at its sole cost: (a) notify Owner; (b) if such spill, injury or damage has occurred, obtain all permits and approvals necessary to remove such Hazardous Waste or otherwise remedy any suspected problem; (c) if such spill, injury or damage has occurred, remove such Hazardous Wastes and remedy any associated problems to the reasonable satisfaction of Owner, in accordance with applicable legal requirements and good business practices; and (d) if such spill, injury or damage is likely to occur, take all measures reasonably necessary to prevent such spill, injury or damage.

               12.16.4 If any Hazardous Waste comes to be located on a Project during the Term as a result of illegal or unauthorized disposal or dumping by any person, Manager shall promptly upon discovery of the Hazardous Waste: (a) notify Owner; and (b) at Owner's cost, take all measures reasonably necessary to secure the site to prevent further disposal or dumping.

               12.16.5 If, as a result of work on a Project by Manager or its employees, agents, representatives or consultants, the presence, use or on-site or off-site disposal or transport of Hazardous Material on, to, under, from or about such Project results in any spills or releases affecting persons or property off-site, or any injury or damage to the environment or to any other real or personal property wherever situated, or if Manager, Owner or any other governmental entity reasonably suspects that any such spill, injury or damage has occurred or is likely to occur, Manager shall promptly and at its sole cost:
(a) notify Owner if applicable; (b) obtain all permits and approvals necessary to remove such Hazardous Waste or otherwise remedy any suspected problem; and
(c) remove such Hazardous Waste and remedy any associated problems to the reasonable satisfaction of Owner, in accordance with applicable legal requirements and good business practices.

               12.16.6 Manager shall be responsible for providing its employees, agents, consultants, governmental entities and the public with any notices or disclosures concerning Hazardous Waste associated with each Project required to be delivered by Manager under any applicable laws, including, without limitation, any notices or disclosures concerning Hazardous Waste which Manager has received from Owner. Owner shall have the right to review such notices and disclosures prior to its distribution or submission by Manager and shall have the right, but not the obligation, to prescribe the form and content of any such notices or disclosures as long as the form and content prescribed by Owner complies with all applicable laws relating to such notices or disclosures. Owner shall provide Manager with any notices or disclosures concerning Hazardous Waste associated with the Project required to be delivered by Owner under any applicable laws.

               12.16.7 Manager shall not, and shall ensure that all employees, agents and consultants of Manager do not, cause or permit any asbestos-containing material to be brought upon or incorporated into any Project, unless: (a) such materials are specifically authorized and approved by Owner; or (b) no substitute is available at a reasonable cost and Manager obtains Owner's prior written approval.

               12.16.8 Manager shall immediately notify Owner in writing of any circumstances or incident known to Manager involving Hazardous Waste that may affect any Project or that may give rise to liability on the part of Owner or Manager. Promptly upon receipt or submission thereof, Manager shall provide Owner with true, correct, complete and legible copies of all notices, complaints, orders, reports, citations, listings, disclosure forms and correspondence received or submitted by Manager with respect to any Hazardous Waste associated with the Project.

               12.16.9 Manager shall ensure that all of its employees, agents and consultants comply with all of the terms of this SECTION 12.16. Manager shall monitor all such persons to ensure such compliance.

               12.17 REGULATORY COMPLIANCE. In the event that a Project is encumbered at any time during the Term by a local, state or federal regulatory or other agreement or similar declaration of restrictions ("REGULATORY AGREEMENT") containing any leasing or other restrictions related to any tax-exempt revenue bonds or similar instruments issued in connection with the financing of such Project or related to affordable housing requirements, Owner shall deliver to Manager a copy of such Regulatory Agreement, together with any documents related thereto, and a copy of Owner's Bond Compliance Manual. Owner represents to Manager that: (a) the information in the Bond Compliance Manual conforms, in all material respects, with the provisions of the Regulatory Agreement and the provisions of other related documents which are summarized therein, and (b) as of the date hereof, Owner has received no notices of default or similar communications with respect to the Regulatory Agreement nor, to the best of its knowledge, does there exist any occurrence which, with the giving of notice or the passage of time, or both, would constitute an event of default thereunder. Neither Owner makes warranty or representation whatsoever that the Bond Compliance Manual reflects all terms and provisions of the Regulatory Agreement and the documents relating thereto. Manager shall be responsible for avoiding any violations of the terms of the Regulatory Agreement, including, without limitation, restrictions governing the permitted income levels of such Project's tenants and reporting requirements to applicable entities, including the Internal Revenue Service; however, Manager shall not be responsible for any violations of the provisions of the Regulatory Agreement as of the Commencement Date and, in fulfilling its obligations hereunder, Manager shall be entitled to rely upon the Monthly Summary of Income and Rent Restrictions delivered to Manager by Owner from time to time, setting forth, among other things, permissible tenant income levels. Owner agrees to cooperate with Manager in interpreting the terms and conditions of the Regulatory Agreement and to respond promptly to Manager's requests for clarification of any of the terms thereof or additional information with respect thereto.

               12.18 APPROVALS. All requests for approvals by Owner must be directed by Manager to Owner.

               12.19 PROPOSITION 65 COMPLIANCE. Manager shall, at all times and at Owner's expense, comply with any program or policy of Owner relating to compliance by Owner with the terms of SECTION 25249.5 ET SEQ. of the California Health and Safety Code and all rules and regulations promulgated pursuant thereto, as such statute, rules and regulations may hereafter be amended (collectively, "PROPOSITION 65"). Owner shall indemnify, defend and hold Manager harmless from and against any and all Losses incurred by Manager in connection with Manager's compliance with any such program or policy of Owner. In addition, and without limiting the generality of the foregoing, Manager shall, promptly upon receipt of knowledge thereof, notify Owner of the existence on the Project site of any "HAZARDOUS SUBSTANCE" (as defined under Proposition 65), notice of the existence of which has not been given to tenants of the Project. Manager shall, at all times, and at its sole cost and expense, comply with the requirements of Proposition 65 which apply to Manager in its capacity as a manager of real property and with which Manager would not otherwise be obligated to comply pursuant to this SECTION 12.19.

               12.20 INDEMNIFICATIONS. Manager shall defend, indemnify and hold Owner, and its officers, directors, agents, servants, employees, divisions, subsidiaries, partners, shareholders, affiliated companies, successors and assigns (the "OWNER INDEMNITEES") harmless from and against any and all loss, claim, damage, fines, penalties, disbursements, actions, causes of action, cost, expense, (including, without limitation, reasonable attorneys' fees and costs) and every other liability whatsoever (collectively, "LOSSES") arising out of or incurred directly or indirectly by reason of (1) Manager's failure or alleged failure to perform its obligations under any Contract, unless such failure or alleged failure directly arises from Owner's failure to maintain funds in the Operating Account in accordance with SECTION 8.2 hereof or otherwise arises directly from Owner's or Owner's failure to perform its obligations hereunder;
(2) loss or damage to Owner's or Owner's property or any claim, suit or judgment brought by or on behalf of any person or persons for damage, loss, liability or expense due to, but not limited to, bodily injury or property damage sustained by such person or persons, which arises out of, is occasioned by or is in any way attributable to the negligence or willful misconduct of Manager or its employees or otherwise attributable to Manager's negligence in selecting or supervising any of its agents, any Contractor and/or any other person or entity supplying service or performing work in connection with the operation of any Project, or the breach of any of Manager's obligations hereunder, except to the extent any such Loss is caused by the negligence or willful misconduct of Owner Indemnitee; (3) the payment of any cost or expense from the Operating Account, or the incurrence by Manager of any obligation to pay any cost or expense, except in accordance with a current Approved Budget or otherwise in accordance with SECTION 4.2 AND SECTION 11.1; (4) the investigation, preparation for, service as a witness in or defense of any action or proceeding, whether actually commenced or threatened, or in removal or remediation of any Hazardous Wastes on, under, from or about a Project, to the extent arising out of or relating to, directly or indirectly, Manager's breach of any of the terms of SECTION 12.16;
(5) any violation by Manager of any term, condition or restriction set forth in any Regulatory Agreement applicable to a Project, unless such violation arises out of Manager's reliance on a written interpretation or instruction from Owner; or (6) Manager's fraud, gross negligence or willful misconduct or other failure to perform its obligations hereunder. This indemnity shall survive expiration or termination of this Agreement.

               Owner shall defend, indemnify and hold Manager harmless from and against any and all Losses arising out of, or incurred directly or indirectly as a result of, (1) Owner's failure or alleged failure to perform, from and after the date of assumption, its obligations under any Contract assumed by Owner on the termination of this Agreement; (2) any claims asserted against Manager by any of Owner's former employees prior to the initial formation of Manager whether or not employed by Manager, to the extent such claim is alleged and determined by a court of competent jurisdiction to result solely from Owner's acts in terminating the employment of the employee bringing such action; (3) any loss or damage to Manager's property or any claim, suit or judgment brought by or on behalf of any person or persons for damage, loss, liability or expense due to, but not limited to, bodily injury or property damage sustained by such person or persons if and to the extent such Loss arises out of, is occasioned by or is in any way attributable to the condition of any Project or otherwise results from an occurrence beyond Manager's reasonable control not involving a breach by Manager of any of its duties or obligations hereunder or the negligence or willful misconduct of Manager or its employees; and (4) investigation, preparation for, service as a witness in or defense of any action or proceeding, whether actually commenced or threatened, or in removal or remediation of any Hazardous

Wastes on, under, from or about a Project, except to the extent arising out of or relating to, directly or indirectly, to Manager's breach of any of the terms of SECTION 12.16. This indemnity shall survive expiration or termination of this Agreement.

               IN WITNESS WHEREOF, Owner and Manager have executed this Management Agreement as of the day and year first above written.

MANAGER:

IRVINE APARTMENT MANAGEMENT COMPANY,
a California general partnership

By:     APARTMENT MANAGEMENT COMPANY, LLC,
        a Delaware limited liability company,
        its general partner

        By:    IRVINE APARTMENT COMMUNITIES, L.P.,
               a Delaware limited partnership,
               its sole member

               By:    Irvine Apartment Communities, LLC
                      a Delaware limited liability company
                      its general partner

                      By:
                         -------------------------------------------
                             Max Gardner
                             Its Executive Vice President
                      By:
                         -------------------------------------------
                             Clarence Barker
                             Its President


        By: WESTERN NATIONAL SECURITIES, d/b/a WESTERN NATIONAL PROPERTY MANAGEMENT,
               a California corporation,
               its managing general partner

               By:
                  -------------------------------------------------
                      Michael Hayde
                      Chief Executive Officer

Address for Notice:

c/o Apartment Management Company, LLC
8 Executive Circle
Irvine, California 92614

        OWNER:

        IRVINE APARTMENT COMMUNITIES, L.P.,
        a Delaware limited partnership,
        its general partner

        By:    Irvine Apartment Communities, LLC
               a Delaware limited liability company
               its general partner

               By:
                  -------------------------------------------
                      David Patty
                      Its Executive Vice President

               By:
                  -------------------------------------------
                      Daniel Hedigan
                      Its Assistant Secretary


Address for Notice:
Irvine Apartment Communities, LLC
550 Newport Center Drive, Third Floor
Newport Beach, CA  92660
Attn:  Vice President

                                    EXHIBIT A

                           DESCRIPTION OF THE PROJECTS


                                 Attached hereto

                          IRVINE APARTMENT COMMUNITIES
                       PROJECT LIST AS OF JANUARY 1, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      DENSITY
                                                                                                                 -----------------
                                                DATE       # OF              UNIT               SQUARE             TOTAL    DU PER
     PROJECT                                   OPENED      UNITS             TYPE               FOOTAGE            ACRES     ACRE
------------------------------------------------------------------------------------------------------------------------------------
AMHERST COURT                                   6/91         37            Studio A        476         17,612       6.35     25.5
100 Amherst Aisle                                            14            Studio B        542          7,588
Irvine, CA  92612                                             9            Studio C        559          5,031
(949) 854-5300                                                4            Studio D        595          2,380
(949) 854-7081 FAX                                           23               1/1 E        730         16,790
                                                             14               1/1 F        769         10,766
                                                             42               2/2 G        921         38,682
                                                             19               2/2 H        973         18,487
                                                            ---                            ---        -------
Total                                                       162                            724        117,336
------------------------------------------------------------------------------------------------------------------------------------
ARCADIA AT STONECREST VILLAGE                  1/1/99        42              1/1 Jr        670         28,140      13.50     24.9
2643 West Canyon Avenue                                      25                 1/1        775         19,375
San Diego, CA  92123                                         20               1/1DA        827         16,540
(858) 503-0100                                              309                 1/1        836        258,324
(858) 573-2767 FAX                                           28               1/1DA        857         23,996
                                                             15            1/1+Loft        886         13,290
                                                             45               2/2DM      1,002         45,090
                                                              8              2/2 DA      1,062          8,496
                                                             28                 2/2      1,121         31,388
                                                             24              2/2 DM      1,140         27,360
                                                             16             2/2+Den      1,230         19,680
                                                             28            2/2+Loft      1,371         38,388
                                                             27            3/2 C/DA      1,487         40,149
                                                            ---                          -----        -------
Total                                                       336                          1,697        570,216
------------------------------------------------------------------------------------------------------------------------------------
BAIR ISLAND VILLAS AND MARINA                  Oct-99        39                 1/1        775         30,225      12.20     12.7
700 Bair Island Road                                         10            1/1+Loft        887          8,870
Redwood City, CA  94063                                      52                 2/2      1,070         55,640
(650) 261-1600                                               10            2/2+Loft      1,242         12,420
(650) 261-1648 FAX                                           10              2/2 TH      1,166         11,660
                                                             24             2/2+Den      1,283         30,792
                                                             10           2/2TH+Den      1,373         13,730
                                                            ---                          -----        -------
Total                                                       155                          1,054        163,337
------------------------------------------------------------------------------------------------------------------------------------
BAYPOINTE                                       10/96        46                 1/1        777         35,742       17.3     17.3
2500 Baypointe Drive                                         26                 1/1        834         21,684
Newport Beach, CA  92660                                     20            1/1 Loft        950         19,000
(949) 640-7171                                               26                 2/2      1,236         32,136
(949) 640-7740 FAX                                           26                 2/2      1,065         27,690
                                                             78                 2/2      1,074         83,772
                                                             78                 2/2      1,168         91,104
                                                            ---                          -----        -------
Total                                                       300                          1,037        311,128
------------------------------------------------------------------------------------------------------------------------------------
BAYPORT                                         8/71         72                 1/1        775         55,800       4.90     21.2
2650 San Joaquin Hills Road                                  32                 2/2      1,075         34,400
                                                            ---                          -----        -------
Corona del Mar, CA  92625
(949) 644-5555
(949) 644-7225 FAX
Total                                                       104                            867         90,200
------------------------------------------------------------------------------------------------------------------------------------
BAYVIEW                                         7/71         40                 2/2      1,075         43,000       4.48     14.3
1650 Marguerite Avenue                                       24                 3/2      1,285         30,840
                                                            ---                          -----        -------
Corona del Mar, CA  92625
(949) 644-5555
(949) 644-7225 FAX
Total                                                        64                          1,154         73,840
------------------------------------------------------------------------------------------------------------------------------------
BAYWOOD                             (Phase I)   4/73         80                 1/1        790         63,200      28.22     13.7
1 Baywood Drive                    (Phase II)   6/84        244                 2/2      1,095        267,180
Newport Beach, CA  92660                                     44                 3/2      1,305         57,420
(949) 644-5555                                               10          2/2 1/2 TH      1,355         13,550
(949) 644-7225 FAX                                           10          3/2 1/2 TH      1,525         15,250
                                                            ---                          -----        -------
Total                                                       388                          1,074        416,600
------------------------------------------------------------------------------------------------------------------------------------
BERKELEY COURT                       Phase I    1/86         46                 1/1        652         29,992       5.20     29.2
307 Berkeley Avenue                 Phase II    2/86         46                 2/2        945         43,470
Irvine, CA  92604                                            60              2/2 TH        999         59,940
                                                            ---                          -----        -------
(949) 854-3656
(949) 854-1278 FAX
Total                                                       152                            878        133,402
------------------------------------------------------------------------------------------------------------------------------------
BRITTANY I AT OAKCREEK             Phase I     Nov-98        30                 1/1        626         18,780      15.90     24.7
100 Saint Vincent                                            75                 1/1        689         51,675
Irvine, CA  92618                                             3                 1/1        697          2,091
(949) 387-7500                                               26              1/1 DA        793         20,618
(949) 387-7505 FAX                                           38                 1/1        799         30,362
                                                             28                 2/2        964         26,992
                                                             57              2/2 DM        962         54,834
                                                             50                 2/2      1,067         53,350
                                                             40              2/2 DM      1,091         43,640
                                                              6            1/1+Loft      1,021          6,126
                                                             20          1/2+Den TH      1,178         23,560
                                                             10              2/2 TH      1,207         12,070
                                                             10              2/2 TH      1,233         12,330
                                                            ---                          -----        -------
Total                                                       393                            907        356,428
------------------------------------------------------------------------------------------------------------------------------------

                          IRVINE APARTMENT COMMUNITIES
                       PROJECT LIST AS OF JANUARY 1, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      DENSITY
                                                                                                                 -----------------
                                                DATE       # OF              UNIT               SQUARE             TOTAL    DU PER
     PROJECT                                   OPENED      UNITS             TYPE               FOOTAGE            ACRES     ACRE
------------------------------------------------------------------------------------------------------------------------------------
CEDAR CREEK                                     6/85         24                 1/1        646         15,504      10.00     17.6
5051 Alton Parkway, #10                                      88                 2/1        797         70,136
Irvine, CA  92604                                            64                 2/2        891         57,024
                                                            ---                          -----        -------
(949) 733-0404
(949) 733-2326 FAX
Total                                                       176                            811        142,664
------------------------------------------------------------------------------------------------------------------------------------
COLUMBIA COURT                                  9/84         16                 1/1        649         10,384       2.34     24.8
89-203 Exeter                                                22            2/2 Dual        927         20,394
Irvine, CA  92612                                            20                 2/2        932         18,640
                                                            ---                          -----        -------
(949) 854-3656
(949) 854-1278 FAX
Total                                                        58                            852         49,418
------------------------------------------------------------------------------------------------------------------------------------
CORNELL COURT                                   10/84        32                 1/1        649         20,768       5.10     21.4
105 Cornell                                                  43          2/1 1/2 TH        926         39,818
Irvine, CA  92612                                            34              3/2 TH      1,083         36,822
                                                            ---                          -----        -------
(949) 854-4942
(949) 854-2169 FAX
Total                                                       109                            894         97,408
------------------------------------------------------------------------------------------------------------------------------------
CROSS CREEK                                     6/85        104                 2/2        891         92,664       7.00     19.4
22 Creek Road, #1                                            32                 3/2      1,080         34,560
                                                            ---                          -----        -------
Irvine, CA  92604
(949) 733-0414
(949) 733-0867 FAX
Total                                                       136                            935        127,224
------------------------------------------------------------------------------------------------------------------------------------
DARTMOUTH COURT                                 7/86         42              Junior        558         23,436      11.60     25.3
1100 Stanford                                                42                 1/1        802         33,684
Irvine, CA  92612                                            42               2/2 C        977         41,034
(949) 854-2417                                               42               2/2 D        986         41,412
(949) 854-4977 FAX                                          126               2/2 E        984        123,984
                                                            ---                          -----        -------
Total                                                       294                            896        263,550
------------------------------------------------------------------------------------------------------------------------------------
DEERFIELD                           (Phase I)   3/75         48              Studio        570         27,360      15.19       19
3 Bearpaw                          (Phase II)   12/83        40                 1/1        750         30,000
Irvine, CA  92606                                            16                 1/1        800         12,800
(949) 559-5000                                               76                 2/1        900         68,400
(949) 559-0228 FAX                                           76                 2/2        925         70,300
                                                              7                 2/2      1,100          7,700
                                                             25                 3/2      1,115         27,875
                                                            ---                          -----        -------
Total                                                       288                            849        244,435
------------------------------------------------------------------------------------------------------------------------------------
HARVARD COURT                                   5/86         32                 1/1        646         20,672       6.10     18.4
146 Berkeley Avenue                                          80                 2/2        898         71,840
                                                            ---                          -----        -------
Irvine, CA  92612
(949) 854-4942
(949) 854-2169 FAX
Total                                                       112                            826         92,512
------------------------------------------------------------------------------------------------------------------------------------
THE HAMPTONS AT CUPERTINO                       02/98       130                 1/1        736         95,680      12.50     27.4
19500 Pruneridge Ave.                                        75                 2/2      1,061         79,575
Cupertino, CA  95014                                         75                 2/2        966         72,450
(408) 873-8800                                               15                 3/2      1,275         19,125
(408) 873-8801 FAX                                           15                 3/2      1,206         18,090
                                                             20              2/2 TH      1,116         22,320
                                                             12              3/2 TH      1,386         16,632
                                                            ---                          -----        -------
Total                                                       342                            947        323,872
------------------------------------------------------------------------------------------------------------------------------------
MARINER SQUARE                                  8/69         28                 1/1        850         23,800       6.51     17.5
1244 Irvine Avenue                                           16                 2/2      1,135         18,160
Newport Beach, CA  92660                                     14                 2/2      1,150         16,100
(949) 645-0252                                               30             2/2 Den      1,160         34,800
(949) 645-1437 FAX                                           19          2/2 1/2 TH      1,265         24,035
                                                              7          2/2 1/2 TH      1,280          8,960
                                                            ---                          -----        -------
Total                                                       114                          1,104        125,855
------------------------------------------------------------------------------------------------------------------------------------
NEWPORT NORTH                                   12/86        62             1/1 (AI)       687         42,594      36.40     15.7
2 Milano                                                     62            1/1 Loft        818         50,716
Newport Beach. CA  92660                                     24           1/1 (AIII)       687         16,488
(949) 720-8765                                               48              1/1 (B)       681         32,688
(949) 720-1598 FAX                                           80              2/2 (F)       926         74,080
                                                            136            2/2 Dual      1,091        148,376
                                                            114          2/2 1/2 TH      1,071        122,094
                                                             44          3/2 1/2 TH      1,203         52,932
                                                            ---                          -----        -------
Total                                                       570                            947        539,968
------------------------------------------------------------------------------------------------------------------------------------
NEWPORT RIDGE                                   5/95         99            1/1    1        747         73,953      24.37     21.0
1 White Cap Lane                                             54            1/1    2        800         43,200
Newport Beach, CA  92657                                     14            1/1    3        920         12,880
(949) 640-2800                                               36            2/2    4        994         35,784
(949) 640-4465 FAX                                           36              2/2 4A      1,043         37,548
                                                             72            2/2    5      1,092         78,624
                                                             36              2/2 5A      1,120         40,320
                                                             52            2/2    6      1,058         55,016
                                                            104              2/2 6A      1,077        112,008
                                                              9            2/2    7      1,091          9,819
                                                            ---                          -----        -------
Total                                                       512                            975        499,152
------------------------------------------------------------------------------------------------------------------------------------

                          IRVINE APARTMENT COMMUNITIES
                       PROJECT LIST AS OF JANUARY 1, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      DENSITY
                                                                                                                 -----------------
                                                DATE       # OF              UNIT               SQUARE             TOTAL    DU PER
     PROJECT                                   OPENED      UNITS             TYPE               FOOTAGE            ACRES     ACRE
------------------------------------------------------------------------------------------------------------------------------------
NORTHWOOD PARK                                  3/85         32                 1/1        668         21,376      10.70     15.7
146 Roosevelt                                                88                 2/2        972         85,536
Irvine, CA  92620                                            32           2/2 D Mst      1,046         33,472
(949) 552-0177                                               16                 3/2      1,135         18,160
                                                            ---                          -----        -------
(949) 552-0156 FAX
Total                                                       168                            944        158,544
------------------------------------------------------------------------------------------------------------------------------------
NORTHWOOD PLACE                                 6/86         64              1/1 (A)       740         47,360      37.10     16.3
1300 Hayes                                                   80            1/1 (A-I        742         59,360
Irvine, CA  92620                                            40              1/1 (B)       757         30,280
(949) 857-4100                                               40              2/2 (C)       992         39,680
(949) 552-0156 FAX                                           16            2/2 (C-I)       994         15,904
                                                             48           2/2 (C-II)     1,025         49,200
                                                            120              2/2 (D)       998        119,760
                                                             72              2/2 (E)       993         71,496
                                                             16            2/2 (E-I)     1,042         16,672
                                                            108       3/2 1/2 TH (F)     1,173        126,684
                                                            ---                         ------       --------
Total                                                       604                            954        576,396
------------------------------------------------------------------------------------------------------------------------------------
ONE PARK PLACE                                               32                 1/1        554         17,728       2.35     10.2
18600 Jamboree                                               28                 1/1        765         21,420
Irvine, CA  92612                                            20                 1/1        782         15,640
(949) 474-4422                                               16                 1/1        829         13,264
(949) 474-0985 FAX                                           24              2/2 DM      1,015         24,360
                                                             76              2/2 DM      1,093         83,068
                                                             15                 3/2      1,214         18,210
                                                              5                 2/2      1,072          5,360
                                                            ---                          -----        -------
Total                                                       216                            922        199,050
------------------------------------------------------------------------------------------------------------------------------------
ORCHARD PARK                                    12/82         5            2/1 Hand        935          4,675       3.80     15.8
50 Tarocco, #301                                             43          2/1 1/2 TH        926         39,818
Irvine, CA  92620                                             6          3/1 1/2 TH      1,052          6,312
(949) 651-0200                                                6          4/2 1/2 TH      1,241          7,446
                                                            ---                          -----        -------
(949) 651-0457 FAX
Total                                                        60                            971         58,251
------------------------------------------------------------------------------------------------------------------------------------
PARK WEST                           (Phase I)    9/70       209                 1/1        750        156,750      52.74     16.7
3883 Parkview Lane                 (Phase II)   11/71       100               2/1 A        975         97,500
Irvine, CA  92612                 (Phase III)   10/72       140               2/1 D      1,000        140,000
(949) 786-9200                                              140               2/2 C      1,050        147,000
(949) 786-0043 FAX                                          125               2/2 B      1,075        134,375
                                                            166                 3/2      1,250        207,500
                                                            ---                          -----        -------
Total                                                       880                          1,004        883,125
------------------------------------------------------------------------------------------------------------------------------------
THE PARKLANDS                                   11/83        20                 1/1        671         13,420       7.09     17.1
1 Monroe, #11                                                42                 2/1        774         32,508
Irvine, CA  92620                                            45                 2/1        824         37,080
(949) 651-0468                                                6            2/1 Hand        801          4,806
(949) 651-1434 FAX                                            8                 3/2      1,031          8,248
                                                            ---                          -----        -------
Total                                                       121                            794         96,062
------------------------------------------------------------------------------------------------------------------------------------
PARKWOOD                                        3/74         96                 1/1        700         67,200      14.60     20.3
17560 Jordan Avenue                                          76                 2/1        900         68,400
Irvine, CA  92612                                            80                 2/2        950         76,000
(949) 786-0900                                               44                 3/2      1,150         50,600
                                                            ---                          -----        -------
(949) 786-0817 FAX
Total                                                       296                            886        262,200
------------------------------------------------------------------------------------------------------------------------------------
PROMONTORY POINT VILLAS                         7/74        106                 1/1    750-940  (see pg. 9)        31.76     16.4
200 Promontory Drive West                                    84            1/1 Loft   70-1,050
Newport Beach, CA  92660                                    270                 2/2  160-1,185
(949) 675-8000                                               60            2/2 Loft  125-1,490
(949) 675-1625 FAX
                                                            ---
Total                                                       520                          1,056        549,320
------------------------------------------------------------------------------------------------------------------------------------
RANCHO ALISAL                                   10/87        36                 1/1        777         27,972      19.10     18.6
13800 Parkcenter Ln., #100              Exp.    3/91          6                 1/1        706          4,236
Tustin, CA  92680                                            90            2/2 Dual        925         83,250
(714) 838-8300                                              160                 2/2      1,005        160,800
(714) 838-6338 FAX                                           64                 3/2      1,063         68,032
                                                            ---                          -----        -------
Total                                                       356                            967        344,290
------------------------------------------------------------------------------------------------------------------------------------

                          IRVINE APARTMENT COMMUNITIES
                       PROJECT LIST AS OF JANUARY 1, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      DENSITY
                                                                                                                 -------------------
                                                DATE       # OF              UNIT               SQUARE             TOTAL    DU PER
     PROJECT                                   OPENED      UNITS             TYPE               FOOTAGE            ACRES     ACRES
------------------------------------------------------------------------------------------------------------------------------------
RANCHO MADERAS                                  5/89         24              Junior        585         14,040      14.60     18.2
13408 Heritage Way                                           24                 1/1        718         17,232
Tustin, CA  92680                                            86                 2/2        965         82,990
(714) 730-3700                                              132          2/2 1/2 TH      1,027        135,564
                                                            ---                          -----        -------
(714) 730-3959 FAX
Total                                                       266                            939        249,826
------------------------------------------------------------------------------------------------------------------------------------
RANCHO MARIPOSA                                 9/91         52            Studio A        550         28,600      10.00     23.8
13211 Myford Road                                            32               1/1 B        750         24,000
Tustin, CA  92680                                            11              1/1 C1        870          9,570
(714) 669-0600                                               22              1/1 C2        790         17,380
(714) 669-9206 FAX                                           55               2/2 D        990         54,450
                                                             66               2/2 E      1,058         69,828
                                                            ---                          -----        -------
Total                                                       238                            856        203,828
------------------------------------------------------------------------------------------------------------------------------------
RANCHO MONTEREY                                 3/95         90            1/1    1        700         63,000      18.02     24.2
100 Robinson Drive                                           30              1/1 1A        772         23,160
Tustin, CA  92680                                            26            1/1    2        733         19,058
(714) 540-2606                                               28            2/2    3        969         27,132
(714) 505-7187 FAX                                           28              2/2 3A        969         27,132
                                                             84            2/2    4      1,018         85,512
                                                             60            2/2    5      1,031         61,860
                                                             90            2/2    6      1,108         99,720
                                                            ---                          -----        -------
Total                                                       436                            933        406,574
------------------------------------------------------------------------------------------------------------------------------------
RANCHO SAN JOAQUIN                              8/76         24              Junior        600         14,400      17.21     21.4
20 Pergola                                                  132                 1/1        750         99,000
Irvine, CA  92612                                           104             1/1 Den        945         98,280
(949) 786-1100                                               40               2/2 A      1,050         42,000
(949) 786-6062 FAX                                           44               2/2 G      1,052         46,288
                                                             24             2/2 Den      1,235         29,640
                                                            ---                          -----        -------
Total                                                       368                            896        329,608
------------------------------------------------------------------------------------------------------------------------------------

                          IRVINE APARTMENT COMMUNITIES
                       PROJECT LIST AS OF JANUARY 1, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      DENSITY
                                                                                                                 -------------------
                                                DATE       # OF              UNIT               SQUARE             TOTAL    DU PER
     PROJECT                                   OPENED      UNITS             TYPE               FOOTAGE            ACRES     ACRES
------------------------------------------------------------------------------------------------------------------------------------
RANCHO SANTA FE                                 11/97        15          2/2 Flat A        985         14,775      18.50     17.1
2480 Irvine Blvd                                             26          2/2 Flat B      1,044         27,144
Tustin, CA   92782                                            9         2/2 Flat B1      1,012          9,108
(714) 505-8900                                               20         2/2 Flat B2        983         19,660
(714) 389-8905 FAX                                           30          2/2 Flat C      1,060         31,800
                                                             30          2/2 Flat D      1,082         32,460
                                                             55          3/2 Flat E      1,214         66,770
                                                             55          3/2 Flat F      1,242         68,310
                                                             19          2/2 Flat G      1,106         21,014
                                                             19          2/2 Flat H      1,072         20,368
                                                             19            2/2 TH J      1,190         22,610
                                                             19          2/2 Flat K      1,065         20,235
                                                            ---                         ------        -------
Total                                                       316                          1,121        354,254
------------------------------------------------------------------------------------------------------------------------------------
RANCHO TIERRA                                   4/89         72                 2/2        935         67,320      15.50     16.3
13202 Myford Road, #101                                     144            2/2 Dual      1,035        149,040
Tustin, CA  92680                                            36          3/2 1/2 TH      1,205         43,380
                                                            ---                         ------        -------
(714) 730-5868
(714) 730-6369 FAX
Total                                                       252                          1,031        259,740
------------------------------------------------------------------------------------------------------------------------------------
SAN CARLO VILLA                                 6/89         90               2/2 A        967         87,030      21.40     16.5
15 Murica Aisle                                             132          2/2 Dual B        973        128,436
Irvine, CA  92614                                            66        2/2 1/2 TH C      1,191         78,606
(949) 833-7540                                               66        3/2 1/2 TH D      1,303         85,998
                                                            ---                         ------        -------
(949) 833-9471 FAX
Total                                                       354                          1,074        380,070
------------------------------------------------------------------------------------------------------------------------------------
SANTA MARIA                                     11/96        13                 2/2        975         12,675      12.70     17.9
800 Santa Maria                                              54                 2/2      1,000         54,000
Irvine, CA  92606                                            26                 2/2      1,061         27,586
(949) 552-7075                                               26                 2/2      1,073         27,898
(949) 552-7077 FAX                                           54                 3/3      1,230         66,420
                                                             54                 3/3      1,239         66,906
                                                            ---                         ------        -------
Total                                                       227                          1,125        255,485
------------------------------------------------------------------------------------------------------------------------------------
SAN LEON VILLA                                  2/87         32                 1/1        697         22,304      13.20     18.8
1 San Leon                                                   16                 1/1        760         12,160
Irvine, CA  92606                                            16            1/1 Loft        888         14,208
(949) 863-7050                                               46                 2/2        981         45,126
(949)  851-3949                                              52            2/2 Dual        922         47,944
                                                             46            2/2 Loft      1,129         51,934
                                                             40                 3/2      1,054         42,160
                                                            ---                         ------        -------
Total                                                       248                            951        235,836
------------------------------------------------------------------------------------------------------------------------------------
SAN MARCO VILLA                                 8/88         68                 1/1        676         45,968      24.00     17.8
101 Veneto                                                  192                 2/2        926        177,792
Irvine, CA  92614                                           112            2/2 Dual        953        106,736
(949) 975-1888                                               54          3/2 1/2 TH      1,161         62,694
                                                            ---                         ------        -------
(949) 975-0656 FAX
Total                                                       426                            923        393,190
------------------------------------------------------------------------------------------------------------------------------------
SAN MARINO VILLA                                10/86        41                 1/1        676         27,716      11.40     17.5
403 San Marino                                               44                 2/2        937         41,228
Irvine, CA  92606                                            83            2/2 Dual        953         79,099
(949) 553-1662                                               32                 3/2      1,161         37,152
                                                            ---                         ------        -------
(949) 553-8717 FAX
Total                                                       200                            926        185,195
------------------------------------------------------------------------------------------------------------------------------------
SAN MATEO VILLA                                 11/90        65            Studio A        476         30,940      11.40     24.8
100 Cantata                                                  22            Studio B        537         11,814
Irvine, CA  92606                                            16            Studio C        595          9,520
(949) 250-3331                                               34               1/1 D        711         24,174
(949) 250-9228 FAX                                           23               1/1 E        724         16,652
                                                             19               1/1 F        747         14,193
                                                             69               2/2 G        904         62,376
                                                             35               2/2 H        973         34,055
                                                            ---                           ----        -------
Total                                                       283                            720        203,724
------------------------------------------------------------------------------------------------------------------------------------
SAN PAULO                                       5/93         44               1/1 A        660         29,040      15.10     25.3
100 Duranzo                                                  84               1/1 B        690         57,960
Irvine, CA  92606                                            24          2/2 Dual C      1,040         24,960
(949) 756-0123                                               22               2/2 D      1,020         22,440
(949) 756-1238 FAX                                           48          2/2 Dual E      1,090         52,320
                                                             24               2/2 F      1,100         26,400
                                                             38   2/2 1/2 Dual TH I      1,180         44,840
                                                             38       2/2 1/2 TH II      1,155         43,890
                                                             30      3/2 1/2 TH III      1,315         39,450
                                                             30       3/2 1/2 TH IV      1,365         40,950
                                                            ---                         ------        -------
Total                                                       382                          1,001        382,250
------------------------------------------------------------------------------------------------------------------------------------

                          IRVINE APARTMENT COMMUNITIES
                       PROJECT LIST AS OF JANUARY 1, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      DENSITY
                                                                                                                 -------------------
                                                DATE       # OF              UNIT               SQUARE             TOTAL    DU PER
     PROJECT                                   OPENED      UNITS             TYPE               FOOTAGE            ACRES     ACRES
------------------------------------------------------------------------------------------------------------------------------------
SAN REMO VILLA                      (Phase I)   12/86        28                 1/1        673         18,844      13.40     18.5
1011 San Remo                      (Phase II)   1/88         28            1/1 Loft        870         24,360
Irvine, CA  92606                                           112                 2/2        983        110,096
(949) 474-5056                                               44            2/2 Dual        976         42,944
(949) 474-0928                                               36         2/2 Dm/Loft      1,180         42,480
                                                            ---                         ------        -------
Total                                                       248                            963        238,724
------------------------------------------------------------------------------------------------------------------------------------
SANTA CLARA                                     2/95         59            1/1    1        757         44,663      15.90     24.2
100 Santa Louisa                                             45            1/1    2        798         35,910
Irvine, CA  92606                                            16            1/1    3        950         15,200
(949) 552-6300                                               30            2/2    4        995         29,850
(949) 552-6393 FAX                                           30            2/2   4A      1,044         31,320
                                                             90            2/2    5      1,081         97,290
                                                            108            2/2    6      1,057        114,156
                                                            ---                         ------       --------
Total                                                       378                            975        368,389
------------------------------------------------------------------------------------------------------------------------------------
SANTA ROSA                         Phase I      2/95         79             1/1   1        655         51,745      14.70       25
500 CARDIFF                                                  51             1/1   2        737         37,587
Irvine, CA  92606                                            51             2/2   3        933         47,583
(949) 552-4800                                               85             2/2   4      1,001         85,085
(949) 387-7448 FAX                                          102             2/2   5      1,053        107,406
                                                            ---                         ------       --------
Total                                                       368                            895        329,406

                                   Phase II     10/97        47          2/2 Flat 1      1,059         49,773      12.10     17.1
                                                             44          2/2.5 TH 2      1,205         53,020
                                                             22          2/2 Flat 3A     1,110         24,420
                                                             22          2/2 Flat 3B     1,150         25,300
                                                             10          3/2.5 TH 4      1,377         13,770
                                                             62          3/2.5 TH 5      1,434         88,908
                                                            ---                         ------        -------
Total                                                       207                          1,233        255,191

Total Project                                               575
------------------------------------------------------------------------------------------------------------------------------------
SIERRA VISTA                                    12/91        34            Studio A        490         16,660      12.80     23.9
2955 Champion Way                                            34            Studio B        515         17,510
Tustin, CA  92680                                            34               1/1 C        640         21,760
(714) 573-0488                                               34           1/1 Den D        895         30,430
(714) 573-1065                                               34           1/1 Den E        930         31,620
                                                             68          2/2 Dual F      1,040         70,720
                                                             68               2/2 G      1,060         72,080
                                                            ---                         ------        -------
Total                                                       306                            852        260,780
------------------------------------------------------------------------------------------------------------------------------------
SONOMA AT OAKCREEK                             Aug-98         6                 2/2      1,008          6,048       9.90     19.8
700 Sonoma                                                   12                 2/2      1,109         13,308
Irvine, CA  92618                                            12                 2/2      1,066         12,792
(949) 387-7000                                               12                 2/2      1,176         14,112
(949) 387-7005 FAX                                           20                 2/2      1,106         22,120
                                                             20                 2/2      1,187         23,740
                                                             20             2/2 1/2      1,193         23,860
                                                             20                 2/2      1,155         23,100
                                                             20                 2/2      1,073         21,460
                                                             10                 2/2      1,164         11,640
                                                             22                 3/2      1,223         26,906
                                                             12                 3/2      1,337         16,044
                                                             10                 3/2      1,227         12,270
                                                            ---                         ------        -------
Total                                                       196                          1,160        227,400
------------------------------------------------------------------------------------------------------------------------------------
STANFORD COURT                                  5/85         80                 1/1        646         51,680      15.35     20.8
400 Stanford                                                104                 2/1        797         82,888
Irvine, CA  92612                                           136                 2/2        891        121,176
                                                            ---                           ----       --------
(949) 854-3288
(949) 854-2975 FAX
Total                                                       320                            799        255,744
------------------------------------------------------------------------------------------------------------------------------------
THE COLONY AT FASHION ISLAND                  Est. 8/97      12                 1/1      1,008         12,096       6.40     38.3
5100 Colony Plaza                                            39             1/1 Den      1,087         42,393
Newport Beach, CA  92660                                     83                 2/2      1,273        105,659
(949) 706-9696                                               41                 2/2      1,358         55,678
(949) 706-9634 FAX                                           70             2/2 Den      1,539        107,730
                                                            ---                         ------       --------
Total                                                       245                          1,321        323,556
------------------------------------------------------------------------------------------------------------------------------------

                          IRVINE APARTMENT COMMUNITIES
                       PROJECT LIST AS OF JANUARY 1, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      DENSITY
                                                                                                                 -------------------
                                                DATE       # OF              UNIT               SQUARE             TOTAL    DU PER
     PROJECT                                   OPENED      UNITS             TYPE               FOOTAGE            ACRES     ACRES
------------------------------------------------------------------------------------------------------------------------------------
TURTLE ROCK CANYON                              2/91         30               1/1 E        776         23,280      15.70     13.8
100 Stonecliffe Aisle                                        51               2/2 A        965         49,215
Irvine, CA  92612                                            68          2/2 Dual B      1,017         69,156
(949) 854-8989                                               46        2/2 1/2 TH C      1,167         53,682
(949) 854-9753 FAX                                           22        3/2 1/2 TH D      1,223         26,906
                                                            ---                         ------        -------
Total                                                       217                          1,024        222,239
------------------------------------------------------------------------------------------------------------------------------------
TURTLE ROCK VISTA                   (Phase I)   2/76         12                 1/1        760          9,120      15.55     16.2
3 Rockview Drive                   (Phase II)   8/77         24                 1/1        798         19,152
Irvine, CA  92612                                            52                 2/1      1,026         53,352
(949) 854-1818                                               60                 2/2      1,120         67,200
(949) 854-0191 FAX                                           60                 3/2      1,327         79,620
                                                             20          2/1 1/2 TH      1,383         27,660
                                                             24          2/2 1/2 TH      1,455         34,920
                                                            ---                         ------        -------
Total                                                       252                          1,155        291,024
------------------------------------------------------------------------------------------------------------------------------------
TWELVE TWENTY ONE OCEAN AVENUE                 Oct-99        29            1/2 +Den      2,282         66,178        N/A      N/A
1221 Ocean Avenue                                            84                 2/2      1,569        131,796
Santa Monica, CA  90401                                       5                 2/2      1,763          8,815
(310) 255-1221                                                2             2/2+Den      1,915          3,830
                                                              -                         ------         ------
(310) 260-5031 FAX
Total                                                       120                          1,755        210,619
------------------------------------------------------------------------------------------------------------------------------------
VILLA CORONADO                                  12/94       105           1/1     1        700         73,500      20.80     24.7
100 Ambazar                                                  35           1/1    1A        772         27,020
Irvine, CA  92614                                            33           1/1     2        733         24,189
(949) 251-1515                                               66           2/2     3        969         63,954
(949) 251-1125 FAX                                           99           2/2     4      1,018        100,782
                                                             70           2/2     5      1,031         72,170
                                                            105           2/2     6      1,108        116,340
                                                            ---                         ------       --------
Total                                                       513                            932        477,955
------------------------------------------------------------------------------------------------------------------------------------
VILLAS OF RENAISSANCE, THE                     Apr-91        50              Studio        493         24,650      14.00     65.9
5280 Fiore Terrace                                           85                 1/1        717         60,945
San Diego, CA  92122                                         85                 1/1        710         60,350
(858) 453-7368                                               85                 1/1        758         64,430
(858) 453-7754 FAX                                           26             1/1 Den        942         24,492
                                                             16                 1/1        725         11,600
                                                             86                 2/2        957         82,302
                                                            104                 2/2       1040        108,160
                                                            156                 2/2       1060        165,360
                                                             42            2/2 Loft       1204         50,568
                                                             74                 2/2       1146         84,804
                                                             50             2/2 Den       1200         60,000
                                                             64                 3/2       1348         86,272
                                                            ---                           ----        -------
                                                            923                            958        883,933
------------------------------------------------------------------------------------------------------------------------------------
WINDWOOD GLEN                                   1/85         24              1/1 (I)       649         15,576      10.39     18.9
97 Hearthstone                                               24             1/1 (II)       625         15,000
Irvine, CA  92606                                            44            2/2 (III)       927         40,788
(949) 551-1577                                               76             2/2 (IV)       932         70,832
(949) 551-0813 FAX                                           28              3/2 (V)     1,071         29,988
                                                            ---                         ------        -------
Total                                                       196                            878        172,184
------------------------------------------------------------------------------------------------------------------------------------
WINDWOOD KNOLL                                  12/83        80                 1/1        747         59,760      13.90     17.8
2 Flagstone, #121                                           138                 2/1        919        126,822
Irvine, CA  92606                                             6            3/2 Hand      1,139          6,834
(949) 551-3258                                               18            3/2 Loft      1,258         22,644
(949) 551-0464 FAX                                            6              4/3 TH      1,420          8,520
                                                              -                         ------         ------
Total                                                       248                            906        224,580
------------------------------------------------------------------------------------------------------------------------------------
WOODBRIDGE OAKS                                 10/83        48                 2/1        868         41,664       7.30     16.4
1 Knollglen                                                  48          2/1 1/2 TH        907         43,536
Irvine, CA  92614                                            12          3/2 1/2 TH      1,248         14,976
(949) 786-7154                                               12          3/2 1/2 TH      1,414         16,968
                                                            ---                         ------        -------
(949) 786-0651 FAX
Total                                                       120                            976        117,144
------------------------------------------------------------------------------------------------------------------------------------
WOODBRIDGE PINES                                12/76       104                 1/1        745         77,480      10.75     20.5
115 Pinestone                                               104                 2/2        965        100,360
Irvine, CA  92604                                            12                 3/2      1,175         14,100
                                                            ---                         ------        -------
(949) 552-0400
(949) 552-3324 FAX
Total                                                       220                            872        191,940
------------------------------------------------------------------------------------------------------------------------------------

                          IRVINE APARTMENT COMMUNITIES
                       PROJECT LIST AS OF JANUARY 1, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                      DENSITY
                                                                                                                 -------------------
                                                DATE       # OF              UNIT               SQUARE             TOTAL    DU PER
     PROJECT                                   OPENED      UNITS             TYPE               FOOTAGE            ACRES     ACRES
------------------------------------------------------------------------------------------------------------------------------------
WOODBRIDGE VILLAS                               7/82         88                 1/1        705         62,040      12.48     20.7
10 Thunder Run, #30                                          90                 2/1        853         76,770
Irvine, CA  92614                                            11                 2/2      1,094         12,034
(949) 786-5110                                               36          2/1 1/2 TH      1,004         36,144
(949) 857-0269 FAX                                           12          3/1 1/2 TH      1,033         12,396
                                                             15                 3/2      1,105         16,575
                                                              6              4/2 TH      1,275          7,650
                                                            ---                         ------         ------
Total                                                       258                            867        223,609
------------------------------------------------------------------------------------------------------------------------------------
WOODBRIDGE WILLOWS                              11/84        72                 1/1        783         56,376      11.70     17.1
344 Knollglen                                                72                 2/1        900         64,800
Irvine, CA  92614                                            40                 2/2        967         38,680
(949) 857-0383                                               16                 3/2      1,181         18,896
                                                            ---                         ------        -------
(949) 857-1673 FAX
Total                                                       200                            894        178,752
------------------------------------------------------------------------------------------------------------------------------------


                                         GRAND TOTAL:    17,944                                    17,158,532
                                                         ======                                    ==========


                                    AVERAGE SQUARE FEET:    956
                                                            ===

                               THE IRVINE COMPANY
                       PROJECT LIST AS OF JANUARY 1, 2000

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                       DENSITY
                                                                                                             -----------------------
                                         DATE           # OF          UNIT                   SQUARE             TOTAL      DU PER
     PROJECT                            OPENED          UNITS         TYPE                  FOOTAGE             ACRES       ACRES
------------------------------------------------------------------------------------------------------------------------------------
NEWPORT BLUFFS              Village II  Nov-99              30               1/1        626         18,780
100 Vilaggio                                                60               1/1        689         41,340
Newport Beach, CA  92660                                    20               1/1        793         15,860
(949) 706-5500                                              30               1/1        799         23,970
(949) 706-5506 FAX                                           8          1/1+Loft      1,045          8,360
                                                            15               2/2        945         14,175
                                                            45            2/2 DM        957         43,065
                                                            40               2/2      1,067         42,680
                                                            45            2/2 DM      1,079         48,555
                                                            24        1/2+Den TH      1,152         27,648
                                                            10            2/2 TH      1,169         11,690
                                                            14            2/2 TH      1,193         16,702
                                                            10            2/2 TH      1,119         11,190
                                                           ---                        -----        -------
                                                           351                          923        324,015

                            Village III Nov-99              32     2/2 1/2 TH DA      1,103         35,296
                                                            32         2/2 TH DA      1,233         39,456
                                                            50     3/2 1/2 TH DA      1,317         65,850
                                                            14     3/2 1/2 TH DA      1,386         19,404
                                                            14     3/2 1/2 TH DA      1,354         18,956
                                                            14     3/2 1/2 TH DA      1,474         20,636
                                                            14     2/2 1/2 TH DA      1,395         19,530
                                                            18     3/2 1/2 TH DA      1,395         25,110
                                                           ---                        -----        -------
                                                           188                        1,299        244,238

Total Project                                              539                                                     57.70     9.3
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT B

                         MINIMUM INSURANCE REQUIREMENTS
                                       FOR
                               OUTSIDE CONTRACTORS
                            NOT CLASSIFIED AS CLASS I


               1. Commencement of Work. No Contractor shall commence any work on any Project site until it obtains all insurance required to be obtained by such Contractor under this EXHIBIT B. No Contractor will permit any of its subcontractors to commence work on the Project site under the applicable subcontract until all insurance requirements specified in this EXHIBIT B have been complied with by such subcontractors.

               2. Maintenance of Insurance. All insurance described under this EXHIBIT B shall be maintained by the applicable Contractor at its expense with insurance carriers licensed and approved to do business in California and, in the case of liability insurance, the carrier must be listed in Best's Key Rating Guide. In no event shall such insurance be terminated or otherwise allowed to lapse prior to termination or expiration of the applicable Contract.

               3. Commercial General Liability Insurance. Unless Owner otherwise agrees in writing, each Contractor shall maintain Commercial General Liability insurance on an "occurrence" basis, without a deductible, with a combined single limit for bodily injury and property damage of Three Hundred Thousand Dollars ($300,000) or current limit carried, whichever is greater.

               4. Automobile Liability Insurance. Each Contractor shall maintain automobile liability insurance covering all use of all automobiles, trucks and other motor vehicles utilized by such Contractor in connection with the work with a combined single limit for bodily injury and property damage of Three Hundred Thousand Dollars ($300,000) or current limit carried, whichever is greater.

               5. Workers' Compensation Insurance. Each Contractor shall maintain full Workers' Compensation Insurance for all persons whom it employs in carrying out the work under the applicable Contract. Such insurance shall be in strict accordance with the requirements of the most current and applicable California State Workers' Compensation Laws.

               6. Additional Insured. Owner, the respective officers, directors, agents, servants, employees, divisions, subsidiaries, partners, shareholders and affiliated companies and Manager and its officers, directors, agents, employees, shareholders, subsidiaries and partners shall be included as additional insureds on a primary basis under the coverage specified in SECTION 3 of this EXHIBIT B, but only with respect to legal liability or claims caused by, arising out of or resulting from the acts or omissions of the named insured or of others performed on behalf of the named insured.

               7. Evidence of Insurance. As evidence of specified insurance coverage, Manager shall, in lieu of actual policies, be provided certificates and/or endorsements showing such policies in force for the specified period. Such evidence shall be delivered to Manager promptly following the execution of the applicable Contract or prior to commencement of work on a Project site, whichever first occurs. Each policy and certificate/endorsement shall be subject to approval by Manager and shall provide that such policy shall not be subject to material alteration or cancellation without thirty (30) days' notice in writing to be delivered to Manager. Should any such policy expire or be canceled before termination or expiration of the applicable Contract and the Contractor fails immediately to procure other insurance as specified, Manager shall have the right, but not the obligation, to procure such insurance and to deduct the cost thereof from any sum due the Contractor under its Contract. Each Contractor shall permit Manager to inspect such evidence of insurance as such Contractor obtains from its subcontractors.

               8. Damages. Nothing contained in these insurance requirements shall be construed as limiting the extent of any Contractor's responsibility for payment of damages resulting from its operations under its Contract, nor shall anything contained herein be deemed to place any responsibility on Owner or Manager for ensuring that the insurance required hereunder is sufficient for the operation of any Contractor's business.

               9. Indemnification. Each Contractor shall, to the fullest extent permitted by law, indemnify, defend, protect and hold harmless Manager, Owner, Irvine Apartment Communities LLC and The Irvine Company, and all of their respective officers, directors, agents, employees, members, divisions, subsidiaries, affiliated companies, partners and shareholders, and all of their respective heirs, executors, administrators, successors and assigns (collectively, the "Indemnified Parties") from and against each and all of the following:

               a. Any claims, demands, debts, causes of action, liabilities, losses, damages, costs, expenses (including actual attorneys' fees), awards, court costs, penalties, fines, judgments or administrative orders (collectively, the "Claims"), resulting from or arising out of
          (i) the performance of the work under the Contract (the "Work"), (ii) breach of the obligations of Contractor under the Contract documents including, but not limited to, defective work or violations of or a failure to comply with any safety order, rule or regulation, (iii) any and all liens, stop notices and charges of every type, nature, kind or description that may at any time be filed or claimed against all or any portion of the Project or the Indemnified Parties as a consequence of acts or omissions of Contractor, Contractor's agents, servants, employees, subcontractors, or any or all of them, and/or (iv) any other act or omission with respect to the Work by Contractor, its subcontractors, anyone directly or indirectly employed by any of them or anyone for whose acts they may be liable, attributable to death, bodily injury, sickness, disease or injury to or destruction of tangible property, or loss of use thereof. Contractor shall be obligated under this indemnity regardless of any active or passive negligence or strict liability of any Indemnified Party, it being the intention of the parties that Contractor is providing a "Type I" indemnity under California Law; provided, however, Contractor shall not be obligated to indemnify any Indemnified Party for any Claim found by a court of competent jurisdiction to have been caused by the sole negligence or willful misconduct of such Indemnified Party. Such obligation shall not be construed as to negate, abridge or otherwise reduce any other right or obligation of indemnity that would otherwise exist under the Contract documents and/or under the law as to any party described in this section. Payment of any claim by the applicable Indemnified Party shall not be a condition precedent under this indemnity.

               b. Any Claims arising out of or in connection with any claim by or any act or omission of any employee of Contractor, any of its subcontractors, or anyone employed directly or indirectly by any of them or for whose acts they may be liable, including, without limitation, any workers' compensation claims, equal employment opportunity claims, withholding claims or social security claims.

               The forgoing indemnification provisions shall survive the termination or expiration of the Contract and shall not be limited in any way by the amount or type of insurance obtained by the Indemnified Parties, Contractor or any subcontractor of Contractor.

                                    EXHIBIT C

                         MINIMUM INSURANCE REQUIREMENTS
                                       FOR
                           CLASS I OUTSIDE CONTRACTORS


               1. Commencement of Work. No Contractor shall commence any work on any Project site until it obtains all insurance required to be obtained by such Contractor under this EXHIBIT C. No Contractor will permit any of its subcontractors to commence work on the Project site under the applicable subcontract until all insurance requirements specified in this EXHIBIT C have been complied with by such subcontractors.

               2. Maintenance of Insurance. All insurance described under this EXHIBIT C shall be maintained by the applicable Contractor at its expense with insurance carriers licensed and approved to do business in California and, in the case of liability insurance, the carrier must have a rating level of not less than "A-" and financial size rating of not less than "VI" in the most current Best's Key Rating Guide (unless specifically waived in writing by Owner). In no event shall such insurance be terminated or otherwise allowed to lapse prior to termination or expiration of the applicable Contract or such longer period as may be specified herein. Any Contractor may provide the insurance described in this EXHIBIT C, in whole or in part, through a policy or policies covering other liabilities and projects of such Contractor provided, however, that any such policy or policies shall: (i) allocate to the Project the full amount of insurance required hereunder, and (ii) contain, permit or otherwise unconditionally authorize the waiver contained in SECTION 9 of this EXHIBIT C.

               3. Commercial General Liability Insurance. Unless Owner otherwise agrees in writing, each Contractor shall maintain Commercial General Liability insurance on an "occurrence" basis, with a maximum deductible of Ten Thousand Dollars ($10,000), with a combined single limit for bodily injury and property damage of One Million Dollars ($1,000,000) or current limit carried, whichever is greater, covering Operations, Independent Contractors, Products and Completed Operations, Contractual Liability specifically covering the indemnification contained in SECTION 10 of this EXHIBIT C, Broad Form Property Damage, claims and lawsuits by one insured against another insured, Personal Injury, and Explosion, Collapse and Underground Hazards.

               4. Automobile Liability Insurance. Each Contractor shall maintain owned, hired and non-owned, automobile liability insurance covering all use of all automobiles, trucks and other motor vehicles utilized by such Contractor in connection with the work with a combined single limit for bodily injury and property damage of One Million Dollars ($1,000,000) or current limit carried, whichever is greater.

               5. Workers' Compensation Insurance. Each Contractor shall maintain full Workers' Compensation Insurance, including Employer's Liability with a minimum limit of Five Hundred Thousand Dollars ($500,000), for all persons whom it employs in carrying out the work under the applicable Contract, including a waiver of subrogation by the insurance carrier with respect to Owner and Manager. Such insurance shall be in strict accordance with the requirements of the most current and applicable California State Workers' Compensation Laws.

               6. Additional Insured. Owner, its officers, directors, agents, servants, employees, divisions, subsidiaries, partners, shareholders and affiliated companies, and Manager and its officers, directors, agents, employees, shareholders, subsidiaries and partners shall be included as additional insureds on a primary basis under the coverages specified in SECTIONS 3 and 4 of this EXHIBIT C, but only with respect to legal liability or claims caused by, arising out of or resulting from the acts or omissions of the named insured or of others performed on behalf of the named insured.

               7. Evidence of Insurance. As evidence of specified insurance coverage, Manager shall, in lieu of actual policies, be provided certificates and/or endorsements showing such policies in force for the specified period. Such evidence shall be delivered to Manager promptly following the execution of the applicable Contract or prior to commencement of work on a Project site, whichever first occurs. Each policy and certificate/endorsement shall be subject to approval by Manager and shall provide that such policy shall not be subject to material alteration or cancellation without thirty (30) days' notice in writing to be delivered to Manager. Should any such policy expire or be canceled before termination or expiration of the applicable Contract and the Contractor fails immediately to procure other insurance as specified, Manager shall have the right, but not the obligation, to procure such insurance and to deduct the cost thereof from any sum due the Contractor under its Contract. Each Contractor shall permit Manager to inspect such evidence of insurance as such Contractor obtains from its subcontractors.

               8. Damages. Nothing contained in these insurance requirements shall be construed as limiting the extent of any Contractor's responsibility for payment of damages resulting from its operations under its Contract, nor shall anything contained herein be deemed to place any responsibility on Owner or Manager for ensuring that the insurance required hereunder is sufficient for the operation of any Contractor's business.

               9. Waiver Of Subrogation. Each Contractor and each of its subcontractors shall waive all rights against Owner and Manager, and each other for any claims for damages or injuries to the extent covered by such Contractor's and applicable subcontractor's policies of insurance.

               10. Indemnification. Each Contractor shall, to the fullest extent permitted by law, indemnify, defend, protect and hold harmless Manager, Owner, Irvine Apartment Communities LLC and The Irvine Company, and all of their respective officers, directors, agents, employees, members, divisions, subsidiaries, affiliated companies, partners and shareholders, and all of their respective heirs, executors, administrators, successors and assigns (collectively, the "Indemnified Parties") from and against each and all of the following:

               a. Any claims, demands, debts, causes of action, liabilities, losses, damages, costs, expenses (including actual attorneys' fees), awards, court costs, penalties, fines, judgments or administrative orders (collectively, the "Claims"), resulting from or arising out of
        (i) the performance of the work under the Contract (the "Work"), (ii) breach of the obligations of Contractor under the Contract documents including, but not limited to, defective work or violations of or a failure to comply with any safety order, rule or regulation, (iii) any and all liens, stop notices and charges of every type, nature, kind or description that may at any time be filed or claimed against all or any portion of the Project or the Indemnified Parties as a consequence of acts or omissions of Contractor, Contractor's agents, servants, employees, subcontractors, or any or all of them, and/or (iv) any other act or omission with respect to the Work by Contractor, its subcontractors, anyone directly or indirectly employed by any of them or anyone for whose acts they may be liable, attributable to death, bodily injury, sickness, disease or injury to or destruction of tangible property, or loss of use thereof. Contractor shall be obligated under this indemnity regardless of any active or passive negligence or strict liability of any Indemnified Party, it being the intention of the parties that Contractor is providing a "Type I" indemnity under California Law; provided, however, Contractor shall not be obligated to indemnify any Indemnified Party for any Claim found by a court of competent jurisdiction to have been caused by the sole negligence or willful misconduct of such Indemnified Party. Such obligation shall not be construed as to negate, abridge or otherwise reduce any other right or obligation of indemnity that would otherwise exist under the Contract documents and/or under the law as to any party described in this section. Payment of any claim by the applicable Indemnified Party shall not be a condition precedent under this indemnity.

               b. Any Claims arising out of or in connection with any claim by or any act or omission of any employee of Contractor, any of its subcontractors, or anyone employed directly or indirectly by any of them or for whose acts they may be liable, including, without limitation, any workers' compensation claims, equal employment opportunity claims, withholding claims or social security claims.

               The forgoing indemnification provisions shall survive the termination or expiration of the Contract and shall not be limited in any way by the amount or type of insurance obtained by the Indemnified Parties, Contractor or any subcontractor of Contractor.

                                    EXHIBIT D

                               CLASS I CONTRACTORS

The term "Class I Contractor" shall be deemed to include the following contractors performing work on a Project site and any other Contractor designated by Owner in its reasonable discretion:

Exterior Painting
Hazardous Materials Contractors (contact Owner for special insurance requirements)
Roofers
Tree Trimmers



                                      D-1